As filed with the Securities and Exchange Commission on June 9, 2010
Securities Act Registration No. 333-166491

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Amendment No. 1
to
Form N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1
Post-Effective Amendment No. ☐
Medley Capital BDC LLC
(Exact name of Registrant as specified in its charter)

375 Park Avenue, Suite 3304
New York, NY 10152
(Address of Principal Executive Offices)

(212) 759-0777
(Registrant’s Telephone Number, Including Area Code)

Brook Taube
Medley Capital BDC LLC
375 Park Avenue, Suite 3304
New York, NY 10152
(Name and Address of Agent for Services)

Copies to:

James R. Tanenbaum Anna T. Pinedo Morrison & Foerster LLP 1290 Avenue of the Americas New York, NY 10104 (212) 468-8000	Steven B. Boehm, Esq. Harry S. Pangas, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004-2415 (202) 383-0100

Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

	Proposed Maximum	Amount of
	Aggregate	Registration
Title of Securities Being Registered	Offering Price(1)(2)	Fee
Common Stock, $0.001 par value per share	$200,000,000	$14,260

(1)	Includes the underwriters’ option to purchase additional shares.

(2)	Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject To Completion. Dated June 9, 2010

          Shares

Medley Capital Corporation

Common Stock

This is an initial public offering of shares of our common stock.

We are a newly organized, externally-managed, non-diversified closed-end management investment company that intends to file an election to be regulated as a business development company under the Investment Company Act of 1940.

Our objective is to generate current income and capital appreciation by lending directly to privately-held middle market companies. Our portfolio will generally consist of secured loans, and, to a lesser extent, subordinate loans and equity positions in situations where we are also a secured lender.

We will be managed by our investment adviser, MCC Advisors LLC, which will also provide the administrative services necessary for us to operate.

It is currently estimated that the initial public offering price per share will be between $      and $     . Our common stock has been approved for listing on the New York Stock Exchange under the symbol “MCC”, subject to notice of issuance.

Because we are newly organized, our shares have no history of public trading. Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. This risk is likely to apply to our shares of common stock as well and may be greater for investors expecting to sell their shares in a relatively short period after completion of this initial public offering. At the initial public offering price of $     , purchasers in this offering will experience immediate dilution of approximately $      per share. See “Dilution.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our common stock involves a high degree of risk. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in the section entitled “Risks” beginning on page 16 of this prospectus.

	Per Share	Total

Public offering price	$	$
Sales load (underwriting discount and commission)(1)	$	$
Proceeds, before expenses, to us(2)	$	$

(1)	No sales load will be deducted from the public offering price (or paid to the underwriters) in the case of shares sold directly to MCC Advisors and certain employees.

(2)	We estimate that we will incur expenses of approximately $ in connection with this offering.

To the extent that the underwriters sell more than           shares of our common stock, the underwriters have the option to purchase up to an additional           shares of our common stock at the initial public offering price, less the sales load, within 30 days of the date of this prospectus. If the underwriters exercise this option in full, the total price to the public, sales load and proceeds will be $     , $     , and $     , respectively.

The underwriters expect to deliver the shares on or about          , 2010.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 375 Park Avenue, Suite 3304, New York, NY 10152, or by telephone at (212) 759-0777 or on our website at http://www.medleycapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.
Goldman, Sachs & Co.

Prospectus dated          , 2010

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure contained herein.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read the entire prospectus carefully, including the section entitled “Risks”.

Except as otherwise indicated, the terms:

•	“we”, “us”, “our” and the “Company” refer to Medley Capital BDC LLC, a Delaware limited liability company, for the periods prior to our consummation of the formation transaction described elsewhere in this prospectus, and refer to Medley Capital Corporation, a Delaware corporation, for the periods after our consummation of the formation transaction;

•	“MCC Advisors” and the “Adviser” refer to MCC Advisors LLC, our investment adviser; and

•	“Medley Capital” refers, collectively, to the activities and operations of Medley Capital LLC, MCC Advisors, associated investment funds and their respective affiliates.

Medley Capital BDC LLC

We are a direct lender targeting private debt transactions ranging in size from $10 to $50 million to borrowers principally located in North America. We will seek to deliver equity-like returns to our investors on investments with the risk profile of secured debt. Our private debt transactions are generally structured to combine elements of both equity and fixed-income investments. Although our objective is to deliver a targeted total return to investors on average of 15% over time, this is not a guaranteed return. There can be no assurance that we will achieve our targeted returns as this information is subject to many risks, uncertainties and other factors some of which are beyond our control, including market conditions. We will provide customized financing solutions, typically in the form of secured loans to corporate and asset-based borrowers, and may utilize structures such as sale leaseback transactions, direct asset purchases or other hybrid structures that we believe replicate the economics and risk profile of secured loans. We may also selectively make subordinated debt and equity investments in borrowers to which we have extended secured debt financing. We believe that the current lending environment presents a significant opportunity for our strategy, as the recent financial crisis has reduced competition in the lending industry while demand for credit among private borrowers has increased. We believe that as a result of these supply and demand dynamics, private debt providers can earn wider spreads and increased equity upside while taking less risk than in recent business cycles.

The members of our management, Brook Taube, Seth Taube and Andrew Fentress, also serve as the Principals of the Adviser, and each brings 18 years of experience in finance, transaction sourcing, credit analysis, transaction structuring, due diligence and investing. Brook and Seth Taube began working together professionally in 1996 and teamed up with Andrew Fentress in 2003 to manage the CN Opportunity Fund, which deployed approximately $325 million in 20 transactions with a private debt strategy similar to the strategy we are pursuing. At the end of 2005, the members of our management formed Medley Capital LLC, a private investment management firm.

Our management team also currently manages Medley Opportunity Fund LP (“MOF LP”), a Delaware limited partnership, and Medley Opportunity Fund Ltd. (“MOF LTD”), a Cayman Islands limited company. MOF LP and MOF LTD are sister funds dedicated to the same private debt strategy we are pursuing. Since their formation in 2006, MOF LP and MOF LTD have deployed in excess of $1.1 billion in 41 transactions. Of these, 11 portfolio investments have been fully realized. To date, approximately $497 million of principal and interest has been returned to MOF LP and MOF LTD. Combining the total returns of MOF LP and MOF LTD, from 2006 to 2009, and the total returns of CN Opportunity Fund, from 2003 to 2005, the Principals of the Adviser have delivered a total average annual return of 14.8% (unleveraged), net of fees and expenses in their private debt strategy. The track record and achievements of the Principals of the Adviser are not necessarily indicative of future results that we will achieve in the future.

As part of the formation transaction described in more detail elsewhere in this prospectus, MOF LP and MOF LTD will contribute seven loans with a combined fair value of approximately $105 million (the “Loan Assets”) in exchange for           shares of our common stock. Immediately prior to this offering, these loans will be held in MOF I BDC LLC (“MOF I BDC”), a recently formed Delaware LLC, which will become a wholly owned subsidiary of the Company.

We may use debt in modest amounts within the levels permitted by the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act, when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of such borrowings within the context of our investment outlook. We may use leverage to fund new transactions, alleviating the timing challenges of raising new equity capital through follow-on offerings, and to enhance shareholder returns.

MCC Advisors

Our investment activities are managed by our investment adviser, MCC Advisors. MCC Advisors is an affiliate of Medley Capital LLC and has offices in New York and San Francisco. MCC Advisors will be responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. MCC Advisors’ team will draw on its expertise in lending to predominantly privately-held borrowers in a range of sectors, including industrials and transportation, energy and natural resources, financials and real estate. In addition, MCC Advisors will seek to diversify our portfolio of loans by company type, asset type, transaction size, industry and geography.

The Principals of MCC Advisors have worked together for the past seven years, during which time they have focused on implementing their private debt strategy. A diversified portfolio of secured private debt investments combined with rigorous asset management have allowed Medley Capital, which the Principals of the Adviser manage and operate, to successfully navigate the challenging market that began in 2007. We believe that MCC Advisors’ disciplined and consistent approach to origination, portfolio construction and risk management should allow it to continue to achieve compelling risk-adjusted returns for us.

MCC Advisors also serves as our administrator, leases office space to us and provides us with equipment and office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Portfolio Composition

The Loan Assets contributed were originated by Medley Capital and were selected from the portfolio investments of MOF LP and MOF LTD because they are secured loans and similar to the investments we intend to make going forward. They had a weighted average yield to maturity of approximately 14.5% at April 30, 2010, of which approximately 12.7% was current cash pay. In addition, the weighted average loan to value ratio, or LTV, of our Loan Assets as of April 30, 2010 was approximately 32.8%. As we discuss below, the LTV ratio of a Loan Asset is one useful indicator of the risk associated with that Loan Asset. The LTV ratio is the amount of our loan divided by the total assets or enterprise value of the portfolio company in which we are investing. The determination of these calculations is more fully described in the section entitled “Portfolio Companies” elsewhere in this prospectus.

Investment Strategy

We believe that a well-structured portfolio of private debt transactions can generate equity-like returns with the risk profile of secured debt. Private debt combines attractive elements of both equity and fixed-income investments because transactions are generally structured as secured loans with equity upside in the form of options, warrants, cash flow sharing, co-investment rights or other participation features. As a result, we believe our private debt strategy offers upside potential, similar to mezzanine and private equity investments, and downside protection, similar to bank loans.

We believe that private debt offers an attractive investment opportunity for the following reasons:

Attractive Yield Opportunity.  We believe our ability to work directly with borrowers to create customized financing solutions enables us to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. Addressing complex situations that are generally underserved by traditional lenders enables us to generate excess returns. Private debt transactions have either a fixed or variable coupon payment due periodically, typically monthly or quarterly, and usually include (but are not limited to) exit fees, warrants, and payment-in-kind (“PIK”) interest. We intend to target investments with an annual gross internal rate of return of 18-25% on an unleveraged basis.

Downside Protection.  We will generally structure our transactions as secured loans supported by a security interest in the portfolio company’s assets, as well as a pledge of the portfolio company’s equity. We believe our secured debt position and corresponding covenant package should provide priority of return and also control over any asset sales, capital raises, dividend distributions, insurance proceeds and restructuring processes. We believe that the current supply and demand imbalance in the private debt market will enable providers of credit to take less risk on new loans.

Predictability of Returns.  We will develop potential exit strategies upon origination of each transaction and will continually monitor potential exits throughout the life of the transaction. We intend to structure our transactions as secured loans with a covenant package that will provide for repayment upon the completion of asset sales and restructurings. Because these private debt transactions are structured to provide for these lender contractually determined, periodic payments of principal and interest, they are less likely to depend generally on the existence of robust M&A or public equity markets to deliver returns. We believe, as a result, that we can achieve our target returns even if public markets remain challenging for a long period of time.

Market Opportunity

We believe the credit crises that began in 2007 and the subsequent exit of traditional lending sources have created a compelling opportunity for skilled debt providers in the middle-market. We expect to take advantage of the following favorable trends in private lending:

Reduced Competition Leads to Higher Quality Deal Flow.  Traditional sources of liquidity have declined considerably. Commercial banks and other leveraged financial institutions have curtailed their lending activities in the current environment. Similarly, hedge funds and other opportunistic leverage providers’ access to capital have decreased substantially, thus reducing their ability to provide capital. Finally, we believe continuing bank consolidation has resulted in larger financial institutions that have shifted product offerings away from the middle-market in favor of larger corporate clients. We believe that the relative absence of competition will facilitate higher quality deal flow and allow for greater selectivity throughout the investment process.

Lack of Liquidity Creates Attractive Pricing. We believe that a meaningful gap exists between public and private market debt spreads, primarily due to the fact that liquidity has not been returning to the private lending markets in the same way it has been returning to the public debt markets. As such, we believe that lenders to private middle-market companies in particular will continue to benefit from attractive pricing.

Lower Leverage and Lower LTV Ratios Result in More Conservative Transaction Structures.  Lenders in the current environment are requiring lower leverage, increased equity commitments and stricter covenant packages. Reduced leverage and reduced purchase price multiples provide further cushion for borrowers to meet debt service obligations.

Specialized Lending Needs and Unfunded Private Equity Commitments Drive Demand for Debt Capital.  Lending to private middle-market companies requires in-depth diligence, credit expertise, restructuring experience and active portfolio management. As such, we believe that, of the U.S. financial institutions that are not liquidity constrained, few are capable of pursuing a private lending strategy successfully. We believe this creates a significant supply/demand imbalance for private credit.

Competitive Advantages

We believe that the Company represents an attractive investment opportunity for the following reasons:

Successful Track Record.  MOF LP and MOF LTD have deployed in excess of $1.1 billion in 41 transactions. Of these, 11 portfolio investments have been fully realized. To date, approximately $497 million of principal and interest has been returned to MOF LP and MOF LTD. Medley Capital’s portfolio risk management during the challenging market that began in 2007 has enabled it to deliver consistent returns while protecting capital for investors. Combining the total returns of MOF LP and MOF LTD, from 2006 to 2009, and the total returns of CN Opportunity Fund, from 2003 to 2005, the Principals of the Adviser have delivered a total average annual return of 14.8% (unleveraged), net of fees and expenses in their private debt strategy. The track record and achievements of the Principals of the Adviser are not necessarily indicative of future results that our investment adviser will achieve in the future.

Experienced Team.  The Principals of the Adviser bring a combined 54 years of experience in principal finance, investment sourcing, credit analysis, transaction structuring, due diligence and investing. Other members of the Adviser’s investment and asset management team include 11 professionals with extensive experience in transaction sourcing, investment underwriting, credit analysis, account monitoring and restructuring at firms such as JP Morgan, Morgan Stanley, GE Capital and Bank of America. The Adviser’s investment and asset management team has executed, as a group, 41 transactions to date for a total value of $1.1 billion.

Focus on Direct Origination.  We will focus on lending directly to portfolio companies that are underserved by the traditional banking system. While we may source transactions via the private equity sponsor channel, most of our efforts will focus on originating transactions directly to middle-market borrowers. We will target assets and borrowers with enterprise or asset values between $25 and $250 million, a market which we believe is the most opportune for our private debt activities. The current credit crisis has further increased the number of potential transactions available to us, as traditional sources of credit have disappeared or diminished. We believe reduced competition among lenders and increased deal flow should allow us to be even more selective in our underwriting process.

Extensive Deal Flow Sourcing Network and National Presence.  Medley Capital’s experience and reputation in the market has enabled it to consistently generate attractive private debt opportunities. As a seasoned provider of private debt, Medley Capital is often sought out as a preferred partner, both by portfolio companies and other financing providers. Generally, as much as half of Medley Capital’s annual origination volume comes from repeat and referral channels. Medley Capital seeks to avoid broadly marketed and syndicated deals. We will leverage Medley Capital’s offices on both coasts to maximize our national origination capabilities and direct calling efforts. Medley Capital filters through as many as 1,000 transactions annually through its origination efforts and targets between 25 and 35 transactions for execution. As of April 30, 2010, Medley Capital had an attractive pipeline of transactions consisting of $641 million of deal volume across 26 investments in a range of sectors, including industrials and transportation, energy and natural resources, financials and real estate. Finally, Medley Capital has a broad network of relationships with national, regional and local bankers, lawyers, accountants and consultants that plays an important role in the origination process.

Proven Risk Management.  We will continue the successful asset management process employed by Medley Capital over the last seven years. In particular, our investment transactions will be diversified by company type, asset type, transaction size, industry and geography. We utilize a systematic underwriting process involving rigorous due diligence, third-party reports and multiple investment committee (discussed below) approvals. Following the closing of each transaction, the Adviser will implement a proprietary, dynamic monitoring system for regularly updating issuer financial, legal, industry and exit analysis, along with other relevant information. At the same time, checks and balances to the asset management process will be provided by third parties, including, as applicable, the following: forensic accountants, valuation specialists, legal counsel, fund administrators and loan servicers.

Restructuring and Workout Experience.  The Principals of the Adviser and the Adviser’s investment team combined have worked on over 100 restructurings, liquidations and bankruptcies prior to Medley Capital. This experience provides valuable assistance to the Company in the initial structuring of transactions and throughout the asset management process.

Summary of Formation Transaction

Prior to the completion of this offering, we intend that each of MOF LP and MOF LTD will assign all of their respective interests in the Loan Assets to MOF I BDC in exchange for membership interests in MOF I BDC. At that time, MOF LTD will own approximately 95% of the outstanding MOF I BDC membership interests and MOF LP will own approximately 5% of the outstanding MOF I BDC membership interests. MOF I BDC will then have a 100% interest in the Loan Assets. Each of MOF LTD and MOF LP will then contribute their respective MOF I BDC membership interests to Medley Capital BDC LLC, a second newly formed Delaware limited liability company, in exchange for Medley Capital BDC LLC membership interests. MOF I BDC will, thereafter, be a wholly-owned subsidiary of Medley Capital BDC LLC. Medley Capital BDC LLC will then convert into Medley Capital Corporation, a Delaware corporation, immediately prior to the completion of this offering. These transactions will hereinafter be referred to as the “BDC Formation”. For more information regarding the BDC Formation, see “Formation”.

After the completion of the Formation Transaction, MOF LP and MOF LTD will own equity interests in the Company, but only to the extent permitted by the 1940 Act. MOF LP and MOF LTD will distribute equity interests in the Company in excess of those permitted to be owned by them, if any, to their respective limited partners. MOF LP and MOF LTD’s interests will be valued at the initial public offering price.

For purposes of determining net asset value (“NAV”) for the transfer of the seven initial loans to the Company, we will engage independent third-party valuation firms to establish the transfer value (“Transfer Value”) for the Loan Assets as of April 30, 2010 (“Valuation Date”). The Transfer Value will be approved by our board of directors (which will include a majority of independent directors) and will be consistent with the beginning balance sheet that will be audited by our auditors. Between the Valuation Date and the transfer date (“Transfer Date”), which will be immediately prior to consummation of the initial public offering, the consideration paid will be adjusted to reflect any interim period accrued interest received in respect of the Loan Assets, consistent with GAAP accounting recognition of accrued interest. There will be a valuation bring down (“Bring Down”) on the Transfer Date that will be conducted by the independent third-party valuation firms to ensure that there have been no material event(s) that have caused a change in the Transfer Value of the loans to be different than the NAV on the Valuation Date as adjusted for the interim period accrued interest received.

Set forth below is a diagram showing the final structure of the Company immediately prior to the completion of the BDC Formation and this offering.

SBIC License

The Principals of Medley Capital LLC have applied for a license to form a Small Business Investment Company, or SBIC. If the application is approved and the SBA so permits, the SBIC license will be transferred to a wholly-owned subsidiary of ours, or the “SBIC subsidiary”. The SBIC subsidiary will be able to rely on an exclusion from the definition of “investment company” under the 1940 Act. As such, this SBIC subsidiary will not elect to be treated as a business development company, nor registered as an investment company under the 1940 Act. If this application is approved, the SBIC subsidiary will have an investment objective substantially similar to ours and will make similar types of investments in accordance with SBIC regulations.

To the extent that we, through the wholly-owned subsidiary, have an SBIC license, the SBIC subsidiary will be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of the SBIC subsidiary. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount of up to twice its regulatory capital, which generally equates to the amount of its equity capital. The SBIC regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million, assuming that it has at least $75 million of equity capital. In addition, if we are able to obtain financing under the SBIC program, our SBIC subsidiary will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants.

Operating and Regulatory Structure

We are a newly organized, externally-managed, non-diversified closed-end management investment company that intends to file an election to be regulated as a business development company, or BDC, under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Our investment activities are managed by MCC Advisors and supervised by our board of directors, a majority of whom are independent of MCC Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation”.

Conflicts of Interest

Subject to certain 1940 Act restrictions on co-investments with affiliates, MCC Advisors will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers will be subject to the exception that, in accordance with MCC Advisors’ code of ethics and allocation policies, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by MCC Advisors and its affiliates.

To the extent that we compete with entities managed by MCC Advisors or any of its affiliates for a particular investment opportunity, MCC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended, or the Advisers Act, and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. MCC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds managed by MCC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds.

The Principals of MCC Advisors have historically managed investment vehicles with similar or overlapping investment strategies and have put in place a investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to co-investments, MCC Advisors will apply the investment allocation policy. MCC Advisors’ policies are designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities when we are able to invest alongside other accounts managed by our investment adviser and its affiliates. When we invest alongside such other accounts as permitted, such investments are made consistent with MCC Advisors’ allocation policy. Generally, under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MCC Advisors and approved by our board of directors, including all of our independent directors. The allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined by our board of directors, including our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations and allocations will be made similarly for other accounts. MCC Advisors seeks to treat all clients reasonably in light of the factors relevant to managing client accounts, however, in some instances, especially in instances of limited liquidity, the factors may not result in pro-rata allocations or in situations where certain accounts receive allocations where others do not. In situations where co-investment with other entities managed by MCC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MCC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MCC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time.

We and MCC Advisors expect to submit an exemptive application to the SEC to permit us to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by MCC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Certain Relationships and Related Party Transactions”.

Affiliates of MCC Advisors currently, and may in the future, have other clients with similar or competing investment objectives, including private funds and managed accounts that are continuing to seek capital commitments and will pursue an investment strategy similar to our strategy. In serving these clients, MCC Advisors and its affiliates may have obligations to other clients or investors in those entities. Our investment objective may overlap with such affiliated investment funds, accounts or other investment vehicles. MCC Advisors’ allocation procedures are designed to allocate investment opportunities among the investment vehicles managed by MCC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more investment vehicles with similar investment strategies are actively investing, MCC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. See “Risks — Risks related to our business — There are significant potential conflicts of interest that could affect our investment returns — Conflict related to obligations MCC Advisors’ investment committee, MCC Advisors or its affiliates have to other clients”. Additionally, under our incentive fee structure, MCC Advisors may benefit when we recognize capital gains and, because MCC Advisors determines when a holding is sold, MCC Advisors controls the timing of the recognition of capital gains. See “Risks — Risks related to our business — There are significant potential conflicts of interest that could affect our investment returns — Our incentive fee structure may create incentives for MCC Advisors that are not fully aligned with the interests of our stockholders”. In addition, because the base management fee that we will pay to MCC Advisors is based on our average adjusted gross assets, MCC Advisors may benefit when we incur indebtedness.

Company Information

Our administrative and executive offices are located at 375 Park Avenue, Suite 3304, New York, NY 10152, and our telephone number is (212) 759-0777. We maintain a website at http://www.medleycapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Risks

Investing in us involves a high degree of risk. See “Risks” beginning on page 16 of this prospectus for a more detailed discussion of the material risks you should carefully consider before deciding to invest in our common stock.

THE OFFERING

The offering	We are offering shares of our common stock through a group of underwriters (the “underwriters”). To the extent that the underwriters sell more than shares of our common stock, the underwriters have the option to purchase up to an additional shares of our common stock at the initial public offering price, less the sales load, within 30 days of the date of this prospectus. We are concurrently offering shares of our common stock at the initial public offering price directly to MCC Advisors and some of its employees pursuant to this prospectus. These shares are included in the shares being sold pursuant to this prospectus. Since these shares are being sold directly by us and not through the underwriters, no underwriting discount or commission will be paid to the underwriters for shares purchased by MCC Advisors and these employees. Consequently, the entire amount of the proceeds from such sales will be paid directly to us.

Common stock outstanding after this offering	shares, excluding shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters.

New York Stock Exchange symbol	“MCC”

Use of proceeds	The net proceeds of the offering are estimated to be approximately $ million (approximately $ million if the underwriters exercise their option to purchase additional shares in full) after deducting the underwriting discounts and commissions and estimated offering expenses payable by us. The shares that are being sold by us directly to MCC Advisors and its employees are not subject to any underwriting discount or commission, and therefore, we will receive the entire purchase price proceeds for the sale of those shares. We intend to use the net proceeds to provide debt financing to portfolio companies in accordance with our investment objective and for general corporate purposes. Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds”.

Investment management agreement	We have entered into an investment management agreement with MCC Advisors, under which MCC Advisors, subject to the overall supervision of our board of directors, manages our day-to-day operations and provides investment advisory services to us.

For providing these services, MCC Advisors receives a base management fee from us at an annual rate of 2.0% of our gross assets, including any assets acquired with the proceeds of leverage. The investment management agreement also provides that MCC Advisors will be entitled to an incentive fee of 20.0%.

The incentive fee consists of two parts: (1) the first component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of the “Pre-Incentive Fee Net Investment Income” over a hurdle rate (2.0% quarterly) and subject to a ‘‘catch-up” provision measured as of the end of each calendar quarter; and (2) the second component, which will be payable in arrears at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ending December 31, 2010, will equal 20.0% of the “Incentive Fee Capital Gains”, if any, which will equal the realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. As discussed under “The Adviser — Investment Management Agreement”, if we receive SEC exemptive relief, as to which there can be no assurance, and any required approval by our stockholders, we have agreed to pay 50% of the net after-tax incentive fee earned by MCC Advisors in the form of shares of our common stock, which will be issued at their then current market price. Until such exemptive relief is granted we will pay the entire fee in cash. See “Risks — Risks relating to this offering — Our ability to pay 50% of the net after-tax incentive fee to the Adviser in shares of our common stock is contingent on our receipt of exemptive relief from the SEC.”

The investment management agreement also provides that we will reimburse MCC Advisors for certain costs and expenses incurred by MCC Advisors. See “The Adviser — Investment Management Agreement”.

Distributions	We intend to distribute quarterly dividends to stockholders out of profits legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.

Taxation	We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986 (the “Code”). As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Tax Matters”.

Custodian and Transfer Agent	The Bank of New York Mellon Corporation, serves as our Custodian and American Stock Transfer & Trust Company, serves as our Transfer Agent. See “Custodian and Transfer Agent”.

Borrowing	We may borrow money or issue debt securities within the levels permitted by the 1940 Act when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition in an effort to increase returns to our common stockholders. Borrowing involves significant risks. See “Risks”.

Trading at a discount	Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV. The possibility that our shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per share may decline. Our NAV immediately following this offering will reflect reductions resulting from the sales load and the amount of our organization and offering expenses. This risk may have a greater effect on investors expecting to sell their shares soon after completion of the public offering, and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below NAV.

Dilution	Purchasers in this offering will experience immediate dilution, which, at an initial public offering price of $ per share, will be approximately $ per share. See “Dilution” herein for more information.

Dividend reinvestment plan	We are adopting a dividend reinvestment plan for our stockholders. This will be an “opt out” dividend reinvestment plan. As a result, if we declare a cash dividend or other cash distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock, rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions. See “Dividend Reinvestment Plan”.

Anti-takeover provisions	Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Shares”.

Lock-up agreement	We, MCC Advisors, the Principals of MCC Advisors, our officers, directors, and holders of substantially all of our common stock will be subject to a 180-day lock-up agreement with the underwriters of this offering. Any shares purchased in the offering by our employees or affiliates also shall be subject to a 180-day lock-up period. See “Shares Eligible for Future Sale — Lock-up agreement” and “Underwriting”.

Administrator	Under a separate administration agreement, MCC Advisors will also serve as our administrator. As administrator, MCC Advisors will oversee our financial records, prepare reports to our stockholders and reports filed with the SEC, lease office space to us, provide us with equipment and office services and generally monitor the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse MCC Advisors for its costs in providing these services.

License Arrangements	We have entered into a license agreement with Medley Capital LLC, under which Medley Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Medley”. For a description of the license agreement, see “The Adviser — License Agreement”.

Risks	An investment in our common stock is subject to risks. Certain of these risks are referenced below.

• Capital markets are currently in a period of disruption and instability, which could have a negative impact on our business and operations.

  • There are numerous risks relating to our business, including credit losses on our investments, the risk of loss associated with leverage if we determine at some point to use leverage, illiquidity and valuation uncertainties in our investments, possible lack of appropriate investments, the lack of experience of our investment adviser and our dependence on such investment adviser.

  • There are also numerous risks relating to our investments, including the risky nature of the securities in which we invest, our potential lack of control over our portfolio companies, our limited ability to invest in public companies and the potential incentives in our investment adviser to invest more speculatively than it would if it did not have an opportunity to earn incentive fees.

• We also have various risks relating to our status as a BDC, including limitations on raising additional capital, failure to qualify as a BDC and loss of tax status as a RIC.

  • There are also risks relating to this offering, including volatility in our stock price, the dilution resulting from this offering and the anti-takeover effect of certain provisions in our certificate of incorporation.

See “Risks” beginning on page 16 of this prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in shares of our common stock.

Available information	We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be obligated to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov.

We maintain a website at http://www.medleycapital.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us at 375 Park Avenue, Suite 3304, New York, NY 10152, or by calling us at (212) 759-0777. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown below. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses

Sales Load (as a percentage of offering price)	%	(1)
Offering Expenses (as a percentage of offering price)	%	(2)
Dividend Reinvestment Plan Fees	None	(3)

Total Stockholder Transaction Expenses (as a percentage of offering price)	%

Estimated Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares)
Base Management Fees	2.27%	(4)
Incentive Fees Payable Under the Investment Management Agreement	0.00%	(5)
Interest Payments on Borrowed Funds	0.73%	(6)
Other Expenses	%	(7)

Total Annual Expenses (estimated)	%

(1)	The underwriting discount and commission with respect to shares sold in this offering, which are one-time fees to the underwriters in connection with this offering, are the only sales load being paid in connection with this offering. Shares sold in this offering to MCC Advisors and some of its employees will be sold at the initial public offering price directly by us pursuant to this prospectus.

(2)	Amount reflects estimated offering expenses of approximately $ .

(3)	The expenses of the dividend reinvestment plan are included in “other expenses”. See “Dividend Reinvestment Plan”.

(4)	Our base management fee under the investment management agreement is based on our gross assets. The term “gross assets” includes any assets acquired with the proceeds of leverage. See “The Adviser — Investment Management Agreement.” The base management fee assumes borrowings of $132.0 million at the end of our first 12 months of operations.

(5)	Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be used within six to 12 months in accordance with our investment objective. We expect that during this period we will not have any capital gains and that the amount of our interest income will not exceed the quarterly minimum hurdle rate discussed below. As a result, we do not anticipate paying any incentive fees in the first year after the completion of this offering.

The incentive fee consists of two components:

The first component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the Adviser to surpass the hurdle rate and receive an incentive fee based on net investment income.

The second component of the incentive fee will equal 20.0% of our “Incentive Fee Capital Gains”, if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second component of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ending December 31, 2010. For a more detailed discussion of the calculation of this fee, see “The Adviser — Investment Management Agreement”.

As previously disclosed, subject to receipt of exemptive relief, we have agreed to pay 50% of the net after-tax incentive fee earned by MCC Advisors in the form of shares of our common stock issued at their then current market price.

(6)	We do not plan to incur significant leverage, or to pay significant interest in respect thereof, until after most of the proceeds of this offering are invested in accordance with our investment objective and do not intend to incur leverage during our first year of operations in excess of 25% of our average total assets after giving effect to such leverage. The table assumes: (i) that we borrow for investment purposes up to an amount equal to 25% of our average total assets (average borrowing of $40.5 million out of average total assets of $325.7 million) and (ii) that the interest expense and the unused fee is $2.4 million.

(7)	Includes estimated organizational expenses of $ (which are non-recurring) and our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overheard and other expenses incurred by our administrator in performing its obligations under the administration agreement. See “The Adviser — Administration Agreement”.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we have no indebtedness and our annual operating expenses remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under our investment management agreement is unlikely to be significant assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all cash dividends and other cash distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by either (i) the market price per share of our common stock at the close of trading on the valuation date for the distribution in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISKS

Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. The risks described below, as well as additional risks and uncertainties presently unknown by us or currently not deemed significant could negatively affect our business, financial condition and results of operations. In such case, our NAV and the trading price of our common stock could decline, and you may lose all or part of your investment.

Certain Risks in the Current Environment

Capital markets are currently in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which could have a negative impact on our business and operations.

In 2007, the global capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events have contributed to worsening general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent indicators suggest modest improvement in the capital markets, these conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, we and other companies in the financial services sector may be required to, or may choose to, seek access to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions, we will not generally be able to issue and sell our common stock at a price below NAV per share. In addition, the debt capital that will be available, if at all, may be at a higher cost, and on less favorable terms and conditions in the future. Conversely, the portfolio companies in which we will invest may not be able to service or refinance their debt, which could materially and adversely affect our financial condition as we would experience reduced income or even experience losses. The inability to raise capital and the risk of portfolio company defaults may have a negative effect on our business, financial condition and results of operations.

Risks Related to Our Business

We may suffer credit losses.

Private debt in the form of secured loans to corporate and asset-based borrowers is highly speculative and involves a high degree of risk of credit loss, and therefore an investment in our shares of common stock may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession, such as the economic recession or downturn that the U.S. and many other countries have recently experienced or are experiencing.

If we use borrowed funds to make investments or fund our business operations, we will be exposed to risks typically associated with leverage which will increase the risk of investing in us.

We may borrow money, including through the issuance of debt securities or preferred stock, to leverage our capital structure, which is generally considered a speculative investment technique. As a result:

•	our common shares would be exposed to an increased risk of loss because a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage;

•	if we do not appropriately match the assets and liabilities of our business, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•	our ability to pay dividends on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such dividends;

•	any credit facility would be subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;

•	such securities would be governed by an indenture or other instrument containing covenants restricting our operating flexibility;

•	we, and indirectly our stockholders, bear the cost of issuing and paying interest or dividends on such securities; and

•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common shares.

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt securities or preferred stock and/or borrow money from banks and other financial institutions, which we collectively refer to as “senior securities”, only in amounts such that our asset coverage ratio equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test and we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our securities at a time when such sales may be disadvantageous.

The lack of liquidity in our investments may adversely affect our business.

We anticipate that our investments generally will be made in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our investment adviser has material non-public information regarding such portfolio company.

A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.

The debt and equity securities in which we invest for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

We have not yet identified the portfolio company investments we intend to acquire using the proceeds of this offering.

We have not yet identified the potential investments for our portfolio that we will purchase following this offering. As a result, you will only be able to evaluate the initial portfolio company investments contributed to us by MOF LP and MOF LTD prior to purchasing shares of our common stock. Additionally, MCC Advisors will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. We also are not adopting any policy restricting the percentage of our assets that may be invested in a single portfolio company. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements under Subchapter M of the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Initially, our portfolio will be concentrated in a limited number of portfolio companies; this concentration will subject us to a risk of significant loss if any of these companies defaults on its obligations.

Initially, our portfolio will consist of investments in seven portfolio companies. The number of portfolio companies may be higher or lower depending on the amount of our assets under management at any given time, market conditions and the extent to which we employ leverage, and will likely fluctuate over time. A consequence of this limited number of investments is that the aggregate returns we realize may be materially and adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements under Subchapter M of the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Several of the investments in which our portfolio is most concentrated generate PIK interest. As a result of the PIK interest generated by these investments, the principal balances of the investments increases over time, which may result in an increase in our portfolio’s concentration in these specific investments.

In addition, investments in our portfolio are not rated by any rating agency. Debt in which we intend to invest in the future is typically not rated by any rating agency. We believe that if such investments were rated, the vast majority would be rated below investment grade due to speculative characteristics of the issuer’s capacity to pay interest and repay principal. Our investments may result in an amount of risk, volatility or potential loss of principal that is greater than that of alternative investments. In addition, to the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could subject us to phantom income, and since we will generally not receive any cash prior to maturity of the debt, the investment will be of greater risk.

We will be exposed to risks associated with changes in interest rates.

Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

If MCC Advisors is unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of MCC Advisors to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result largely will be a function of MCC Advisors’ investment process and, in conjunction with its role as our administrator, its ability to provide competent, attentive and efficient services to us.

MCC Advisors’ senior management team is also the senior management team for MOF LP and MOF LTD, and may in the future manage other private funds. They may also be required to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment. Any failure to manage our business effectively could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our periodic operating results.

We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates payable on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our income may be substantially lower than when our portfolio is fully invested and therefore our ability to make distributions may be limited because we are a new company with no operating history.

We were formed in April 2010 and have not yet commenced operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. We anticipate that it will take us between six and 12 months to invest substantially all of the net proceeds of this offering in accordance with our investment objective. During this period, we will invest a portion of the net proceeds of this offering in short-term investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in accordance with our investment objective. As a result, any distributions we make during this period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we fail to qualify as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more onerous regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, such as payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to raise cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level income tax. See “Tax Matters — Taxation of the company”.

We may be required to pay incentive fees on income accrued, but not yet received in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against our investment adviser.

We may not be able to pay you dividends and our dividends may not grow over time.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of cash dividends or year-to-year increases in cash dividends. Our ability to pay dividends might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay dividends. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

The highly competitive market in which we operate may limit our investment opportunities.

A number of entities compete with us to make the types of investments that we make. We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities intensified in recent years and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a BDC and the tax consequences of qualifying as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

The lack of experience of our investment adviser and its management in operating under the constraints imposed on us as a BDC may hinder the achievement of our investment objectives.

The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or U.S. public companies with market capitalizations of less than $250 million, cash, cash equivalents, U.S. Government securities and other high quality debt instruments that mature in one year or less. In addition, qualification for taxation as a RIC requires satisfaction of source-of-income, diversification and distribution requirements. MCC Advisors does not have experience investing under these constraints. These constraints, among others, may hinder MCC Advisors’ ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We depend upon senior management personnel of our investment adviser for our future success, and if our investment adviser is unable to retain qualified personnel or if our investment adviser loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of senior management of MCC Advisors, particularly Brook Taube, one of its managing partners and its chief investment officer, Seth Taube, one of its managing partners, and Andrew Fentress, one of its managing partners, as well as other key investment personnel for the identification, final selection, structuring, closing and monitoring of our investments. These members of MCC Advisors’ senior management and investment teams are integral to its asset management activities and have critical industry experience and relationships that we will rely on to implement our business plan. Our future success depends on their continued service to MCC Advisors. The departure of any of the members of MCC Advisors’ senior management or a significant number of the members of its investment team could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that MCC Advisors will remain our investment adviser or our administrator.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

We intend to elect to be taxed for federal income tax purposes as a RIC under Subchapter M of the Code. If we meet certain requirements, including source-of-income, asset diversification and distribution requirements, and if we continue to be regulated as a BDC, we will qualify to be a RIC under the Code and will not have to pay corporate-level taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% at the time we issue any debt or preferred stock. This requirement limits the amount of our leverage. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or issuing preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue common stock priced below NAV without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our NAV could decline.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions and cause you to lose all or part of your investment.

There are significant potential conflicts of interest that could affect our investment returns.

There may be times when MCC Advisors, its senior management and investment teams, and members of its investment committee have interests that differ from those of our stockholders, giving rise to a conflict of interest.

There may be conflicts related to obligations MCC Advisors’ senior management and investment teams, and members of its investment committee have to other clients.

The members of the senior management and investment teams, and the investment committee of MCC Advisors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by MCC Advisors or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. For example, Brook Taube, Seth Taube and Andrew Fentress, have and, following this offering, will continue to have management responsibilities for other investment funds, accounts or other investment vehicles managed by affiliates of MCC Advisors. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, affiliates of MCC Advisors currently manages private funds and managed accounts that are seeking new capital commitments and will pursue an investment strategy similar to our strategy, and we may compete with these and other entities managed by affiliates of MCC Advisors for capital and investment opportunities. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by principals of, or affiliated with, MCC Advisors. MCC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. MCC Advisors has agreed with our board of directors that allocations among us and other investment funds managed by affiliates of MCC Advisors will generally be made based on capital available for investment in the asset class being allocated. We expect that available capital for our investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

MCC Advisors may, from time to time, possess material non-public information, limiting our investment discretion.

MCC Advisors and members of its senior management and investment teams, and investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, we could be prohibited for a period of time from purchasing or selling the securities of such companies by law or otherwise, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for MCC Advisors that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to MCC Advisors. These fees are based on our gross assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our gross assets, MCC Advisors will benefit when we incur debt or use leverage. Additionally, under the incentive fee structure, MCC Advisors may benefit when capital gains are recognized and, because MCC Advisors determines when a holding is sold, MCC Advisors controls the timing of the recognition of such capital gains. Our board of directors is charged with protecting our interests by monitoring how MCC Advisors addresses these and other conflicts of interests associated with its management services and compensation. While they are not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review MCC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, MCC Advisors or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The part of the incentive fee payable to MCC Advisors that relates to our net investment income will be computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for MCC Advisors to the extent that it may encourage MCC Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. MCC Advisors may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because MCC Advisors is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

A substantial portion of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith pursuant to our valuation policy. In connection with that determination, investment professionals from MCC Advisors prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board of directors, including Brook Taube, Seth Taube and Andrew Fentress, have a pecuniary interest in MCC Advisors. The participation of MCC Advisors’ investment professionals in our valuation process, and the pecuniary interest in MCC Advisors by certain members of our board of directors, could result in a conflict of interest as the management fee that we will pay MCC Advisors is based on our gross assets.

Conflicts related to other arrangements with MCC Advisors.

We have entered into a license agreement with MCC Advisors under which MCC Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Medley Capital”. See “Certain Relationships and Related Party Transactions”. In addition, we will rent office space from MCC Advisors and pay to MCC Advisors our allocable portion of overhead and other expenses incurred by MCC Advisors in performing its obligations under the administration agreement, such as our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. This will create conflicts of interest that our board of directors must monitor.

The investment management agreement and administration agreement with MCC Advisors were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The investment management agreement and the administration agreement were negotiated between related parties. Consequently, their terms, including fees payable to MCC Advisors, may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, invest alongside our investment adviser and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our investment adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and MCC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MCC Advisors and approved by our board of directors, including our independent directors. The allocation policy further provides that allocations among us and these other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors. It is our policy to base our determinations as to the amount of capital available for investment based on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts.

However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other funds managed by MCC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other MCC Advisors clients, MCC Advisors will need to decide which client will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by MCC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain “joint transactions” between entities that share a common investment adviser.

We and MCC Advisors intend to seek exemptive relief from the SEC to permit us to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by MCC Advisors or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and other funds managed by MCC Advisors and its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief will seek an exemptive order permitting us to invest with funds managed by MCC Advisors or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. There can be no assurance that we will obtain exemptive relief or that if we do obtain such relief it will be obtained on the terms we have outlined in our request. We expect that such exemptive relief permitting co-investments, if granted, would apply only if our independent directors review and approve each co-investment.

Our ability to sell or otherwise exit investments in which affiliates of MCC Advisors also have an investment may be restricted.

We may be considered affiliates with respect to certain of our portfolio companies, as discussed under “Portfolio Companies”. Certain private funds advised by the Principals of the Adviser also hold interests in these portfolio companies and as such these interests may be considered a joint enterprise under applicable regulations. To the extent that our interests in these portfolio companies may need to be restructured in the future or to the extent that we choose to exit certain of these transactions, our ability to do so will be limited. We intend to seek exemptive relief in relation to certain joint transactions, however, there is no assurance that we will obtain relief that would permit us to negotiate future restructurings or other transactions that may be considered a joint enterprise.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by our senior management and investment teams while they were employed at prior positions.

The track record and achievements of the senior management and investment teams of MCC Advisors are not necessarily indicative of future results that will be achieved by our investment adviser. As a result, our investment adviser may not be able to achieve the same or similar returns as those achieved by our senior management and investment teams while they were employed at prior positions.

Risks Related to Our Investments

We may not realize gains from our equity investments.

When we make a debt investment, we may acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our investments are very risky and highly speculative.

We invest primarily in senior secured term loans issued by private middle-market companies.

Senior Secured Loans.  There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Equity Investments.  When we invest in senior secured loans, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in private middle-market companies involves a number of significant risks. See “— Our investments in private middle-market portfolio companies may be risky, and you could lose all or part of your investment”.

Our investments in private middle-market portfolio companies may be risky, and you could lose all or part of your investment.

Investments in private middle-market companies involve a number of significant risks. Generally, little public information exists about these companies, and we are required to rely on the ability of MCC Advisors’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Private middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, private middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Private middle-market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in these types of companies.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which would have an adverse effect on our results of operations.

Many of our portfolio companies are and may be susceptible to economic slowdowns or recessions, including the current economic conditions, and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

We may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not generally intend to take controlling equity positions in our portfolio companies. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that such portfolio company may make business decisions with which we disagree, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

Our portfolio companies may incur debt that ranks above or equally with our investments in such companies.

We intend to invest primarily in secured debt issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks above or equally with the debt securities in which we invest. In the case of debt ranking above debt securities in which we invest, we would be subordinate to such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and therefore the holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: (1) the ability to cause the commencement of enforcement proceedings against the collateral; (2) the ability to control the conduct of such proceedings; (3) the approval of amendments to collateral documents; (4) releases of liens on the collateral; and (5) waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Our portfolio companies may prepay loans, which prepayment may reduce stated yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans that comprise the Loan Assets are callable at any time, most of them at no premium to par. It is not clear at this time when each loan may be called. Whether a loan is called will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan called early may reduce the achievable yield for the Company below the stated yield to maturity contained herein if the capital returned cannot be invested in transactions with equal or greater expected yields.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio; our ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, provided that there are no restrictions imposed by the 1940 Act, we may make additional investments in that portfolio company as “follow-on” investments in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our initial investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, because we are inhibited by compliance with BDC requirements or because we desire to maintain our RIC tax status. We may be restricted from making follow-on investments in certain portfolio companies to the extent that affiliates of ours hold interests in such companies.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70%

of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment. In addition, we may invest up to 30% of our portfolio in opportunistic investments which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These investments may include private equity investments, securities of public companies that are broadly traded and securities of non-U.S. companies. We expect that these public companies generally will have debt securities that are non-investment grade.

Our incentive fee may induce our investment adviser to make certain investments, including speculative investments.

The incentive fee payable by us to MCC Advisors may create an incentive for MCC Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to MCC Advisors is determined, which is calculated separately in two components as a percentage of the interest and other ordinary income in excess of a quarterly minimum hurdle rate and as a percentage of the realized gain on invested capital, may encourage MCC Advisors to use leverage or take additional risk to increase the return on our investments. The use of leverage may magnify the potential for gain or loss on amounts invested. The use of leverage is considered a speculative technique. If we borrow from banks or other lenders, we would expect that such lenders will seek recovery against our assets in the event of a default and these lenders likely will have claims on our assets that are superior to those of our equity holders. In addition, MCC Advisors receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no minimum level of gain applicable to the portion of the incentive fee based on net capital gains. As a result, MCC Advisors may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to MCC Advisors with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of MCC Advisors as well as indirectly bear the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss and may pay more than 20% of our net capital gains because we cannot recover payments made in previous years.

Our investment adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income for that quarter above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect our profitability.

Hedging transactions may expose us to additional risks.

We may engage in currency or interest rate hedging transactions. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

We may invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments. We may not realize gains from our equity investments.

Risks Related to Our Operations as a BDC and a RIC

Regulations governing our operation as a BDC may limit our ability to, and the way in which we raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

Our business will in the future require a substantial amount of capital in addition to the proceeds of this offering. We may acquire additional capital from the issuance of senior securities (including debt and preferred stock), the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. Additionally, we may only issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. If our assets decline in value and we fail to satisfy this test, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on our liquidity, financial condition and results of operations.

•	Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights and possibly rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

•	Additional Common Stock. Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below NAV without first obtaining required approvals from our stockholders and our independent directors. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities at the relevant time. We may also make rights offerings to our stockholders at prices per share less than the NAV per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and such stockholders may experience dilution.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, beginning with our fiscal year ending December 31, 2011, we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur additional expenses in the near term that may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC, which would have a material adverse effect on our business, financial condition and results of operations.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation”. We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs and possibly lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations.

We will become subject to corporate-level income tax if we are unable to qualify as a regulated investment company under Subchapter M of the Code.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code for 2010 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain

RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on our results of operations and financial conditions, and thus, our stockholders.

Risks Relating to This Offering

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

Prior to this offering, there has been no public trading market for our common stock and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock was determined through negotiations among us and the underwriters, and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to sales loads, underwriting discounts and related offering expenses. Therefore, our common stock may be more appropriate for long-term investors than for investors with shorter term investment horizons and should not be treated as a trading vehicle.

Investors in this offering will experience immediate dilution upon the closing of the offering.

If you purchase shares of our common stock in this offering, you will experience immediate dilution of $      per share because the price that you pay will be greater than the pro forma NAV per share of the shares you acquire. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering. Accordingly, investors in this offering will pay a price per share that exceeds the tangible book value per share after the closing of the offering. See “Dilution.”

Subject to receipt of exemptive relief, we have agreed pursuant to the investment management agreement with our adviser to pay 50% of the net after-tax incentive fee in the form of shares of our stock at the then current market price, which may be below our NAV; this may affect the market price of our stock and may result in dilution to existing stockholders.

As we describe under “The Adviser”, pursuant to the investment management agreement with our adviser, subject to receipt of exemptive relief from the SEC, we have agreed to pay 50% of the net after-tax incentive fee in the form of shares of our stock at their then current market price. This may result in the issuance of shares to our adviser at a price that is below our then current NAV (if our market price is below our NAV on the issuance date of the shares). Any issuances below NAV may have a negative effect on our stock price. In addition, the interests of existing stockholders may be diluted. The extent of the dilution that may be incurred is not calculable.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current NAV of such stock, with certain exceptions. One such exception would permit us to sell or otherwise issue shares of our common stock during the next year at a price below our then current NAV if our stockholders approve such a sale and our directors make certain determinations. At our next annual shareholders’ meeting, we will seek approval to continue this arrangement.

Our ability to pay 50% of the net after-tax incentive fee to the Adviser in shares of our common stock is contingent on our receipt of exemptive relief from the SEC.

Pursuant to our investment management agreement with the Adviser, we have agreed, to the extent permissible, to pay 50% of the net after-tax incentive fee in shares of our common stock at their then current market price. In addition to the restriction on the issuance of shares of our common stock, including shares issued as compensation to the Adviser, at a price below our then current NAV as described in the risk factor above, under the 1940 Act we are also prohibited from issuing shares of our common stock for services rendered unless and until we obtain from the SEC an exemptive order permitting such practice. We will apply for an exemptive order from the SEC to permit us to pay 50% of the net after-tax incentive fee to the Adviser by issuing shares of our common stock to the Adviser. The SEC is not obligated to grant an exemptive order to allow this practice and will do so only if it determines that such practice is consistent with stockholder interests and does not involve overreaching by our management or board of directors. In the event that we do not receive such exemptive relief, we will pay the entire incentive fee in cash, which could have an adverse effect on us.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the time frame contemplated by this prospectus.

Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other investment vehicles pursuing similar investment strategies. We may not be able to identify investments that meet our investment objective or ensure that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We currently anticipate that, depending on market conditions, it may take us up to one year to invest all of the net proceeds of this offering in accordance with our investment objective. During this period, we expect to invest any unused portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns that we anticipate receiving on our portfolio investments. As a result, we may not be able to pay any distributions during this period or, if we are able to do so, such distributions may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested in accordance with our investment objective. In addition, until such time as the net proceeds of this offering are fully invested in accordance with our investment objective, the market price for our common stock may decline, such that the initial return on your investment may be lower than when, if ever, our portfolio is fully invested.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

Our common stock price may be volatile and may fluctuate substantially.

As with any stock, the price of our common stock will fluctuate with market conditions and other factors. If you sell shares, the price you receive may be more or less than your original investment. NAV will be reduced immediately following our initial offering by the amount of the sales load and selling expenses paid by us. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. Shares of closed-end management investment companies, which are structured similarly to us, frequently trade at a discount from their NAV. Our shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the offering.

The market price and liquidity of the market for our common shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to BDCs or RICs;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of key personnel from our investment adviser;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may disagree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may disagree or for purposes other than those contemplated at the time of the offering.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our investment adviser;

•	the impact of increased competition;

•	the impact of future acquisitions and divestitures;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or MCC Advisors;

•	our contractual arrangements and relationships with third parties;

•	any future financings by us;

•	the ability of MCC Advisors to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates;

•	the impact of changes to tax legislation and, generally, our tax position; and

•	the unfavorable resolution of legal proceedings.

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend”, “opportunity”, “pipeline”, “believe”, “comfortable”, “expect”, “anticipate”, “current”, “intention”, “estimate”, “position”, “assume”, “potential”, “outlook”, “continue”, “remain”, “maintain”, “sustain”, “seek”, “achieve” and similar expressions, or future or conditional verbs such as “will”, “would”, “should”, “could”, “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

The net proceeds of the offering are estimated to be approximately $      million (approximately $      million if the underwriters exercise their option to purchase additional shares in full) after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $      payable by us. We are concurrently offering shares of our common stock at the initial public offering price directly to MCC Advisors and some of its employees pursuant to this prospectus. Since these shares are being sold directly by us and not through the underwriters, no underwriting discount or commission will be paid to the underwriters for shares purchased by MCC Advisors and these employees. Consequently, the entire amount of the proceeds from the sale of these shares will be paid directly to us.

We intend to use the net proceeds to make investments in portfolio companies in accordance with our investment objective and for general corporate purposes. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to 12 months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace. In order to enhance our income in comparison to the income from cash equivalents and other short-term securities, during the period following this offering in which we are originating our initial portfolio of secured debt, we may invest a significant portion of the net proceeds from this offering in additional secured loans that are available in the secondary market.

Pending investments in accordance with our investment objectives and policies, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt instruments that mature in one year or less, or “temporary investments”, as appropriate. These securities may have lower yields than our other investments and accordingly result in lower distributions, if any, by us during such period. See “Regulation — Temporary Investments” and “The Adviser — Investment Management Agreement”.

DISTRIBUTIONS

We intend to make quarterly distributions to our stockholders commencing          . The timing and amount of our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. To obtain RIC tax benefits, we must distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of our assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on December 31 of the calendar year and (3) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Tax Matters”. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, the 1940 Act asset coverage requirements or the terms of our senior securities may prevent us from making distributions.

We intend to maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions. See “Dividend Reinvestment Plan”.

FORMATION

MCC Advisors team manages two private funds, MOF LP, a Delaware limited partnership, and MOF LTD, a Cayman Islands limited company treated as a corporation for U.S. federal income tax purposes.

Prior to the completion of this offering, we intend that each of MOF LTD and MOF LP will assign all of their respective interests in the Loan Assets to MOF I BDC in exchange for membership interests in MOF I BDC. At that time, MOF LTD will own approximately 95% of the outstanding MOF I BDC membership interests and MOF LP will own approximately 5% of the outstanding MOF I BDC membership interests. MOF I BDC will then have a 100% interest in the Loan Assets. Each of MOF LTD and MOF LP will then contribute their respective MOF I BDC membership interests to Medley Capital BDC LLC, a second newly formed Delaware limited liability company, in exchange for Medley Capital BDC LLC membership interests. MOF I BDC will, thereafter, be a wholly-owned subsidiary of Medley Capital BDC LLC. Medley Capital BDC LLC will then convert into Medley Capital Corporation, a Delaware corporation, immediately prior to the completion of this offering. For more information regarding the Loan Assets, see “Portfolio Companies”.

For purposes of determining NAV for the transfer of the seven initial loans to the Company, we will engage independent third-party valuation firms to establish the Transfer Value for the Loan Assets as of the Valuation Date. The Transfer Value will be approved by our board of directors (which will include a majority of independent directors) and will be consistent with the beginning balance sheet that will be audited by our auditors. Between the Valuation Date and the Transfer Date, which will be immediately prior to consummation of the initial public offering, the consideration paid will be adjusted to reflect any interim period accrued interest received in respect of the Loan Assets, consistent with GAAP accounting recognition of accrued interest. There will be a valuation Bring Down on the Transfer Date that will be conducted by the independent third-party valuation firms to ensure that there have been no material event(s) that have caused a change in the Transfer Value of the loans to be different than the NAV on the Valuation Date as adjusted for the interim period accrued interest received.

Set forth below is a diagram showing how the assignment of the participation interests in the Loan Assets to MOF I BDC will be effected.

Set forth below is a diagram showing how the assignment of the contribution interests of MOF I BDC to Medley Capital BDC LLC will be effected.

CAPITALIZATION

The following table sets forth:

•	The actual capitalization of Medley Capital BDC LLC at April 30, 2010.

•	The pro forma capitalization of Medley Capital Corporation giving effect to the completion of the BDC Formation, including the conversion of all outstanding limited liability company interests in Medley Capital BDC LLC into shares of common stock of Medley Capital Corporation.

•	The pro forma capitalization of Medley Capital Corporation as adjusted to reflect (a) the sale of shares of our common stock in this offering at an assumed public offering price of $ per share (the estimated initial public offering price set forth on the cover page of this prospectus), after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $ million payable by us; (b) the concurrent sale of shares of our common stock directly by us to MCC Advisors and some of its employees in this offering at the initial public offering price of $ per share (the estimated initial public offering price set forth on the cover page of this prospectus), and (c) the application of the proceeds of this offering as described under “Use of Proceeds”.

As of April 30, 2010
Medley Capital
	BDC LLC		Medley Capital Corporation
Pro Forma
	Actual		Pro Forma(1)	as Adjusted(2)
(Unaudited)
(Dollars in thousands)

Assets:
Cash and cash equivalents	$		$	$
Investments at fair value
Other assets

Total assets	$		$	$

Liabilities:
Other liabilities	$		$	$

Stockholders’ equity
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 0 shares issued and outstanding, actual; shares issued and outstanding, pro forma; and shares issued and outstanding, pro forma as adjusted		—	$	$
Capital in excess of par		—
Total stockholders’ equity		—

Pro forma NAV per share		—

(1)	Reflects the completion of the BDC Formation, including the conversion of 1,000 outstanding limited liability company interests of Medley Capital BDC LLC into shares of common stock of Medley Capital Corporation, immediately prior to the date of this prospectus, at an average estimated price of $ per share. The pro forma capitalization may change subject to the final Bring Down on the Transfer Date. See “Formation”. The pro forma capitalization will be updated to address accrued and unpaid interest on the Loan Assets during the period from April 30, 2010 to the date hereof.

(2)	Adjusts the pro forma information to give effect to this offering (assuming no exercise of the underwriters’ option to purchase additional shares) and the application of the proceeds from this offering as described under “Use of Proceeds”.

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma NAV per share after this offering. NAV per share is determined by dividing our NAV, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

After giving pro forma effect to the BDC Formation our NAV was $      million, or approximately $      per share of common stock. After giving effect to the sale of the shares to be sold in this offering, including the shares sold to MCC Advisors and some of its employees directly by us (as to which no underwriting discount or commission will be paid) and the deduction of discounts and estimated expenses of this offering before stabilization, our pro forma NAV would have been approximately $      million, or $      per share, representing an immediate decrease in NAV of $      per share, or     %, to shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Assumed initial public offering price per share	$
NAV upon completion of the BDC Formation	$
Increase in NAV attributable to this offering	$
Pro forma NAV after this offering	$
Dilution to new stockholders (without exercise of the underwriters’ option to purchase additional shares)	$

The following table sets forth information with respect to the shares prior to and following this offering (without exercise of the underwriters’ option to purchase additional shares):

	Shares		Total		Average
	Purchased		Consideration		Price
	Number %		Amount %		Per Share

Shares outstanding upon completion of the BDC Formation		%		%
Shares to be sold in this offering		%		%
Shares to be sold in this offering to employees and affiliates		%		%

Total		100%		100.0%

The pro forma NAV upon completion of this offering (without exercise of the underwriters’ over-allotment option) is calculated as follows:

Numerator:
NAV upon completion of the BDC Formation	$
Assumed proceeds from this offering (after deduction of certain estimated expenses of this offering as described in Use of Proceeds)	$
Denominator:
Shares outstanding upon completion of the BDC Formation
Shares included in this offering

THE COMPANY

General

We are a direct lender targeting private debt transactions ranging in size from $10 to $50 million to borrowers principally located in North America. We will seek to deliver equity-like returns to our investors on investments with the risk profile of secured debt. Our private debt transactions are generally structured to combine elements of both equity and fixed-income investments. Although our objective is to deliver a targeted total return to investors on average of 15% over time, this is not a guaranteed return. There can be no assurance that we will achieve our targeted returns as this information is subject to many risks, uncertainties and other factors some of which are beyond our control, including market conditions. We will provide customized financing solutions, typically in the form of secured loans to corporate and asset-based borrowers, and may utilize structures such as sale leaseback transactions, direct asset purchases or other hybrid structures that we believe replicate the economics and risk profile of secured loans. We may also selectively make subordinated debt and equity investments in borrowers to which we have extended secured debt financing. We believe that the current lending environment presents a significant opportunity for our strategy, as the recent financial crisis has reduced competition in the lending industry while demand for credit among private borrowers has increased. We believe that as a result of these supply and demand dynamics, private debt providers can earn wider spreads and increased equity upside while taking less risk than in recent business cycles.

The members of our management, Brook Taube, Seth Taube and Andrew Fentress, also serve as the Principals of the Adviser, and each brings 18 years of experience in finance, transaction sourcing, credit analysis, transaction structuring, due diligence and investing. Brook and Seth Taube began working together professionally in 1996 and teamed up with Andrew Fentress in 2003 to manage the CN Opportunity Fund, which deployed approximately $325 million in 20 transactions with a private debt strategy similar to the strategy we are pursuing. At the end of 2005, the members of our management formed Medley Capital LLC, a private investment management firm.

Our management team also currently manages MOF LP, a Delaware limited partnership, and MOF LTD, a Cayman Islands limited company. MOF LP and MOF LTD are sister funds dedicated to the same private debt strategy we are pursuing. Since their formation in 2006, MOF LP and MOF LTD have deployed in excess of $1.1 billion in 41 transactions. Of these, 11 portfolio investments have been fully realized. To date, approximately $497 million of principal and interest has been returned to MOF LP and MOF LTD. Combining the total returns of MOF LP and MOF LTD, from 2006 to 2009, and the total returns of CN Opportunity Fund, from 2003 to 2005, the Principals of the Adviser have delivered a total average annual return of 14.8% (unleveraged), net of fees and expenses in their private debt strategy. The track record and achievements of the Principals of the Adviser are not necessarily indicative of future results that we will achieve in the future.

As part of the formation transaction described in more detail elsewhere in this prospectus, MOF LP and MOF LTD will contribute the Loan Assets with a combined fair value of approximately $105 million in exchange for           shares of our common stock. Immediately prior to this offering, these loans will be held in MOF I BDC, a recently formed Delaware LLC, which will become a wholly owned subsidiary of the Company.

We may use debt in modest amounts within the levels permitted by the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act, when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of such borrowings within the context of our investment outlook. We may use leverage to fund new transactions, alleviating the timing challenges of raising new equity capital through follow-on offerings, and to enhance shareholder returns.

MCC Advisors

Our investment activities are managed by our investment adviser, MCC Advisors. MCC Advisors is an affiliate of Medley Capital LLC and has offices in New York and San Francisco. MCC Advisors will be responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. MCC Advisors’ team will draw on its expertise in lending to predominantly privately-held borrowers in a range of sectors, including industrials and transportation, energy and natural resources, financials and real estate. In addition, MCC Advisors will seek to diversify our portfolio of loans by company type, asset type, transaction size, industry and geography.

The Principals of MCC Advisors have worked together for the past seven years, during which time they have focused on implementing their private debt strategy. A diversified portfolio of secured private debt investments combined with rigorous asset management have allowed Medley Capital, which the Principals of the Adviser manage and operate, to successfully navigate the challenging market that began in 2007. We believe that MCC Advisors’ disciplined and consistent approach to origination, portfolio construction and risk management should allow it to continue to achieve compelling risk-adjusted returns for us.

MCC Advisors also serves as our administrator, leases office space to us and provides us with equipment and office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Portfolio Composition

The Loan Assets contributed were originated by Medley Capital and were selected from the portfolio investments of MOF LP and MOF LTD because they are secured loans and similar to the investments we intend to make going forward. They had a weighted average yield to maturity of approximately 14.5% at April 30, 2010, of which approximately 12.7% was current cash pay. In addition, the weighted average LTV of our Loan Assets as of April 30, 2010 was approximately 32.8%. As we discuss below, the LTV ratio of a Loan Asset is one useful indicator of the risk associated with that Loan Asset. The LTV ratio is the amount of our loan divided by the total assets or enterprise value of the portfolio company in which we are investing. The determination of these calculations is more fully described in the section entitled “Portfolio Companies” elsewhere in this prospectus.

Set forth below are two charts, one showing the geographic diversification of the Loan Assets and the other showing the industry diversification of the Loan Assets.

Geographic Diversification	Industry Diversification

Investment Strategy

We believe that a well-structured portfolio of private debt transactions can generate equity-like returns with the risk profile of secured debt. Private debt combines attractive elements of both equity and fixed-income investments because transactions are generally structured as secured loans with equity upside in the form of options, warrants, cash flow sharing, co-investment rights or other participation features. As a result, we believe our private debt strategy offers upside potential, similar to mezzanine and private equity investments, and downside protection, similar to bank loans.

We believe that private debt offers an attractive investment opportunity for the following reasons:

Attractive Yield Opportunity.  We believe our ability to work directly with borrowers to create customized financing solutions enables us to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. Addressing complex situations that are generally underserved by traditional lenders enables us to generate excess returns. Private debt transactions have either a fixed or variable coupon payment due periodically, typically monthly or quarterly, and usually include (but are not limited to) exit fees, warrants, and PIK interest. We intend to target investments with an annual gross internal rate of return of 18-25% on an unleveraged basis. The components of the gross internal rate of return include (1) contractual returns of approximately 14-18%, consisting of approximately 11-13% cash interest with an additional 3-5% of PIK interest; and (2) upside return of as much as 4-7% or more over time, consisting of warrants or other forms of upside participation. Furthermore, while equity holders typically receive no cash or other periodic payments on their investments until a liquidity event occurs, regular interest payments on private debt transactions, combined with amortization payments, reduce the overall level of risk for the investor.

Downside Protection.  We will generally structure our transactions as secured loans supported by a security interest in the portfolio company’s assets, as well as a pledge of the portfolio company’s equity. We believe our secured debt position and corresponding covenant package should provide priority of return and also control over any asset sales, capital raises, dividend distributions, insurance proceeds and restructuring processes. We believe that the current supply and demand imbalance in the private debt market will enable providers of credit to take less risk on new loans. Risk metrics are expressed through lower first-lien debt/EBITDA ratios, lower LTV ratios and higher coverage ratios, which we believe will further reduce the risk of principal loss. We will target first-lien debt/EBITDA ratios of less than 3.5x, LTVs of lower than 65% and interest coverage ratios of 1.5x and higher. To the extent we invest in subordinate debt or equity securities of a portfolio company, these ratios will be higher, but we believe in such cases the upside opportunity will compensate for the incremental risk. We intend to continue the proven asset management strategy focused primarily on private debt that our management has successfully executed over the last seven years in this private debt strategy. We believe that our management’s proven process of thorough origination, due diligence and structuring, combined with careful account monitoring and diversification, have enabled Medley Capital to consistently protect investor capital.

Predictability of Returns.  We will develop potential exit strategies upon origination of each transaction and will continually monitor potential exits throughout the life of the transaction. We intend to structure our transactions as secured loans with a covenant package that will provide for repayment upon the completion of asset sales and restructurings. Because these private debt transactions are structured to provide for these lender contractually determined, periodic payments of principal and interest, they are less likely to depend generally on the existence of robust M&A or public equity markets to deliver returns. We believe, as a result, that we can achieve our target returns even if public markets remain challenging for a long period of time.

Market Opportunity

We believe the credit crises that began in 2007 and the subsequent exit of traditional lending sources have created a compelling opportunity for skilled debt providers in the middle-market. We expect to take advantage of the following favorable trends in private lending:

Reduced Competition Leads to Higher Quality Deal Flow.  Traditional sources of liquidity have declined considerably. Commercial banks and other leveraged financial institutions have curtailed their lending activities in the current environment. Similarly, hedge funds and other opportunistic leverage providers’ access to capital have decreased substantially, thus reducing their ability to provide capital. Finally, we believe continuing bank consolidation has resulted in larger financial institutions that have shifted product offerings away from the middle-market in favor of larger corporate clients. We believe that the relative absence of competition will facilitate higher quality deal flow and allow for greater selectivity throughout the investment process. The following charts illustrate the substantial decline in middle-market lending and bank consolidation in recent years.

Quarterly Leveraged Loan Issuance Volume(1) ($ in billions)	U.S. Bank Consolidation(2) and Average US High Yield Debt Deal Size(3)

(1)	Source: S&P LCD, as of 3/31/10. Includes issuers with $50M or less of EBITDA.

(2)	Source: Federal Deposit Insurance Corporation. Represents number of commercial banking institutions insured by the FDIC as of 12/31/09.

(3)	Source: Thomson Financial as of 12/31/09.

Lack of Liquidity Creates Attractive Pricing.  We believe that a meaningful gap exists between public and private market debt spreads, primarily due to the fact that liquidity has not been returning to the private lending markets in the same way it has been returning to the public debt markets. As such, we believe that lenders to private middle-market companies in particular will continue to benefit from attractive pricing. We believe that gross internal rates of return of 18 to 25% are available for private debt investments in the current market via cash interest, PIK interest and equity participations. Conventional lending has been returning for public companies as evidenced by tightening spreads throughout 2009 and early 2010. Despite the general normalization of spreads, the graph below shows that middle-market issuers of public debt still face meaningfully higher debt costs than larger corporate borrowers. We believe this is even more pronounced for middle-market private companies.

Average Discounted Spread of Leveraged Loans

Source:	S&P’s LCD and S&P/LSTA Leveraged Loan Index, as of 3/31/10. Represents spreads over three month LIBOR.
Excludes all facilities in default and assumes that discount from par is amortized over a three-year life.
“Large Corporate Borrowers” means all issuers with annual EBITDA greater than or equal to $50M.
“Middle-Market Borrowers” means all issuers with annual EBITDA less than $50M.

Lower Leverage and Lower LTV Ratios Result in More Conservative Transaction Structures.  Lenders in the current environment are requiring lower leverage, increased equity commitments and stricter covenant packages. Reduced leverage and reduced purchase price multiples provide further cushion for borrowers to meet debt service obligations. Accompanying the decline in leverage are lower LTV ratios. Lower LTV ratios result in additional asset coverage and more favorable liquidation outcomes, further mitigating downside risk. The following chart illustrates the 41% decline in total leverage multiples from the peak of the market in 2007.

Average Total Leverage Multiples on Middle-Market Loans

Source:	S&P LCD, as of 12/31/09. Includes issuers with less than $50M in EBITDA. Leverage multiples represent calendar year-end figures.

Specialized Lending Needs and Unfunded Private Equity Commitments Drive Demand for Debt Capital.  Lending to private middle-market companies requires in-depth diligence, credit expertise, restructuring experience and active portfolio management. As such, we believe that, of the U.S. financial institutions that are not liquidity constrained, few are capable of pursuing a private lending strategy successfully. We believe this creates a significant supply/demand imbalance for private credit. Adding to this imbalance is the vast sum of unused private equity capital raised from 2006-2008, which will require debt financing in the coming years. As depicted in the chart below, over $740 billion of unfunded private equity commitments were outstanding as of December 31, 2009.

Private Equity Commitments and Invested Capital ($ in billions)

Source:	Buyouts Magazine (U.S. Buyout Fund Commitments) / Standard & Poor’s Leveraged Commentary Data (Equity Invested in U.S. Sponsored Transactions), as of 12/31/09.

Competitive Advantages

We believe that the Company represents an attractive investment opportunity for the following reasons:

Successful Track Record.  MOF LP and MOF LTD have deployed in excess of $1.1 billion in 41 transactions. Of these, 11 portfolio investments have been fully realized. To date, approximately $497 million of principal and interest has been returned to MOF LP and MOF LTD. Medley Capital’s portfolio risk management during the challenging market that began in 2007 has enabled it to deliver consistent returns while protecting capital for investors. Combining the total returns of MOF LP and MOF LTD, from 2006 to 2009, and the total returns of CN Opportunity Fund, from 2003 to 2005, the Principals of the Adviser have delivered a total average annual return of 14.8% (unleveraged), net of fees and expenses in their private debt strategy. The track record and achievements of the Principals of the Adviser are not necessarily indicative of future results that our investment adviser will achieve in the future.

Experienced Team.  The Principals of the Adviser bring a combined 54 years of experience in principal finance, investment sourcing, credit analysis, transaction structuring, due diligence and investing. Other members of the Adviser’s investment and asset management team include 11 professionals with extensive experience in transaction sourcing, investment underwriting, credit analysis, account monitoring and restructuring at firms such as JP Morgan, Morgan Stanley, GE Capital and Bank of America. The Adviser’s investment and asset management team has executed, as a group, 41 transactions to date for a total value of $1.1 billion.

Focus on Direct Origination.  We will focus on lending directly to portfolio companies that are underserved by the traditional banking system. While we may source transactions via the private equity sponsor channel, most of our efforts will focus on originating transactions directly to middle-market borrowers. We will target assets and borrowers with enterprise or asset values between $25 and $250 million, a market which we believe is the most opportune for our private debt activities. The current credit crisis has further increased the number of potential transactions available to us, as traditional sources of credit have disappeared or diminished. We believe reduced competition among lenders and increased deal flow should allow us to be even more selective in our underwriting process.

Extensive Deal Flow Sourcing Network and National Presence.  Medley Capital’s experience and reputation in the market has enabled it to consistently generate attractive private debt opportunities. As a seasoned provider of private debt, Medley Capital is often sought out as a preferred partner, both by portfolio companies and other financing providers. Generally, as much as half of Medley Capital’s annual origination volume comes from repeat and referral channels. Medley Capital seeks to avoid broadly marketed and syndicated deals. We will leverage Medley Capital’s offices on both coasts to maximize our national origination capabilities and direct calling efforts. Medley Capital filters through as many as 1,000 transactions annually through its origination efforts and targets between 25 and 35 transactions for execution. As of April 30, 2010, Medley Capital had an attractive pipeline of transactions consisting of $641 million of deal volume across 26 investments in a range of sectors, including industrials and transportation, energy and natural resources, financials and real estate. Finally, Medley Capital has a broad network of relationships with national, regional and local bankers, lawyers, accountants and consultants that plays an important role in the origination process.

Proven Risk Management.  We will continue the successful asset management process employed by Medley Capital over the last seven years. In particular, our investment transactions will be diversified by company type, asset type, transaction size, industry and geography. We utilize a systematic underwriting process involving rigorous due diligence, third-party reports and multiple investment committee (discussed below) approvals. Following the closing of each transaction, the Adviser will implement a proprietary, dynamic monitoring system for regularly updating issuer financial, legal, industry and exit analysis, along with other relevant information. At the same time, checks and balances to the asset management process will be provided by third parties, including, as applicable, the following: forensic accountants, valuation specialists, legal counsel, fund administrators and loan servicers.

Restructuring and Workout Experience.  The Principals of the Adviser and the Adviser’s investment team combined have worked on over 100 restructurings, liquidations and bankruptcies prior to Medley Capital. This experience provides valuable assistance to the Company in the initial structuring of transactions and throughout the asset management process.

Summary of Formation Transaction

Prior to the completion of this offering, we intend that each of MOF LP and MOF LTD will assign all of their respective interests in the Loan Assets to MOF I BDC in exchange for membership interests in MOF I BDC. At that time, MOF LTD will own approximately 95% of the outstanding MOF I BDC membership interests and MOF LP will own approximately 5% of the outstanding MOF I BDC membership interests. MOF I BDC will then have a 100% interest in the Loan Assets. Each of MOF LTD and MOF LP will then contribute their respective MOF I BDC membership interests to Medley Capital BDC LLC, a second newly formed Delaware limited liability company, in exchange for Medley Capital BDC LLC membership interests. MOF I BDC will, thereafter, be a wholly-owned subsidiary of Medley Capital BDC LLC. Medley Capital BDC LLC will then convert into Medley Capital Corporation, a Delaware corporation, immediately prior to the completion of this offering. These transactions will hereinafter be referred to as the “BDC Formation”. For more information regarding the BDC Formation, see “Formation”.

For purposes of determining NAV for the transfer of the seven initial loans to the Company, we will engage independent third-party valuation firms to establish the Transfer Value for the Loan Assets as of the Valuation Date. The Transfer Value will be approved by our board of directors (which will include a majority of independent directors) and will be consistent with the beginning balance sheet that will be audited by our auditors. Between the Valuation Date and the Transfer Date , which will be immediately prior to consummation of the initial public offering, the consideration paid will be adjusted to reflect any interim period accrued interest received in respect of the Loan Assets, consistent with GAAP accounting recognition of accrued interest. There will be a valuation Bring Down on the Transfer Date that will be conducted by the independent third-party valuation firms to ensure that there have been no material event(s) that have caused a change in the Transfer Value of the loans to be different than the NAV on the Valuation Date as adjusted for the interim period accrued interest received.

Set forth below is a diagram showing the final structure of the Company immediately prior to the completion of the BDC Formation and this offering.

SBIC License

The Principals of Medley Capital LLC have applied for a license to form a Small Business Investment Company, or SBIC. If the application is approved and the SBA so permits, the SBIC license will be transferred to a wholly-owned subsidiary of ours, or the “SBIC subsidiary”. The SBIC subsidiary will be able to rely on an exclusion from the definition of “investment company” under the 1940 Act. As such, this SBIC subsidiary will not elect to be treated as a business development company, nor registered as an investment company under the 1940 Act. If this application is approved, the SBIC subsidiary will have an investment objective substantially similar to ours and will make similar types of investments in accordance with SBIC regulations.

To the extent that we, through the wholly-owned subsidiary, have an SBIC license, the SBIC subsidiary will be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of the SBIC subsidiary. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount of up to twice its regulatory capital, which generally equates to the amount of its equity capital. The SBIC regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million, assuming that it has at least $75 million of equity capital. In addition, if we are able to obtain financing under the SBIC program, our SBIC subsidiary will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants.

Operating and Regulatory Structure

We are a newly organized, externally-managed, non-diversified closed-end management investment company that intends to file an election to be regulated as a business development company, or BDC, under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Our investment activities are managed by MCC Advisors and supervised by our board of directors, a majority of whom are independent of MCC Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation”.

Target Market

MCC Advisors will target private debt transactions in portfolio companies using its deal-sourcing network. MCC Advisors plans to invest assets in a variety of situations, including growth and acquisition capital along with re-financings. MCC Advisors will seek to provide growth capital to asset-rich businesses with proven and properly incentivized management teams.

Typically, MCC Advisors will lend money to companies with stable or growing businesses, where the team’s rigorous analytical and structuring expertise can identify and capture attractive returns while minimizing risk. Many of these Portfolio Companies will choose MCC Advisors’ form of private debt capital in order to avoid the heavier dilution associated with equity-only investments. Often, target Portfolio Companies cannot access more traditional bank loans because they face size constraints, balance sheet restructuring issues and/or other complexities. MCC Advisors seeks to create a partnership in working with its borrowers to create customized financing solutions and work closely with management teams to address the many dynamic situations and opportunities that present themselves through the life of a relationship. This approach enables MCC Advisors to address opportunities that other lenders may not be able to exploit and offer solutions that others may not have the ability to deliver.

We may purchase securities associated with special situations, including bankruptcies and restructurings, where we believe such securities are undervalued. These situations may include: (1) companies in out-of-favor sectors where we may acquire securities at significant discounts to our estimates of the fundamental values of their underlying cash flows or assets; (2) companies undergoing, or considered likely to undergo, reorganizations under bankruptcy law; (3) companies initiating a debt restructuring, reorganization or liquidation outside of bankruptcy; and (4) companies facing a broad range of liquidity issues. Members of our investment team have direct experience in bankruptcy situations on both the creditor and debtor sides.

We expect to focus our investment activities on portfolio companies in the following sectors:

Industrials and Transportation:  capital equipment, manufacturing, marine assets, rolling stock and logistics.

Energy and Natural Resources:  oil and gas services, exploration and production, power generation, minerals, metals, timber, agriculture and water rights.

Financials:  leasing, receivables, insurance, non-performing loans and specialty finance.

Real Estate:  hard money transactions, first mortgage lending and distressed opportunities.

We expect to invest our assets primarily in privately held companies with enterprise or asset values between $25 million and $250 million and will focus on investment sizes of $10 million to $50 million. We believe that pursuing opportunities of this size offers several benefits including reduced competition, a larger investment opportunity set and the ability to minimize the impact of financial intermediaries.

Target Capital Structure

We generally will structure our private debt transactions as secured loans. The seniority of our investments in a portfolio company’s capital structure should ensure a high-priority return of capital. Our position as secured lender should permit us to lead and manage any restructuring or asset sale necessary to recover principal that may become at risk. We believe this combination of seniority in repayment and control creates attractive downside protection for investments. We may utilize structures such as sale leaseback transactions, direct asset purchases, or other hybrid structures that we believe replicate the economics and risk profile of senior secured loans. However, we may invest at other levels of a portfolio company’s capital structure (including equity and subordinated debt investments) on an opportunistic basis where we believe the investment presents a compelling risk/reward profile.

Target Portfolio Structure

We intend to use the same portfolio-construction strategies that the Principals of the Adviser have successfully deployed over the last seven years. The Adviser’s investment team will seek to structure individual investments to optimally balance current yield, equity appreciation and downside protection. We also will attempt to limit overall portfolio risk by diversifying our average investment size, asset type, and industry and geographic concentration.

We will seek to generate gross internal rates of return on investments of 18-25% and multiples of invested capital of 2.0-2.5x through cash interest, PIK interest, and upside-participation. Origination fees, restructuring fees and other borrower related payments are also included in these return objectives. The combination of interest and amortization payments over an average investment horizon of three to five years provides high visibility for return of and return on investor capital.

Investment Process

We have a disciplined and repeatable process for executing, monitoring, restructuring and exiting investments.

Identification and Sourcing.  The Adviser’s investment team’s experience and reputation in private debt have allowed it to generate a substantial and continuous flow of attractive investment opportunities. In many cases, the Principals of MCC Advisors attract significant repeat and referral deal flow, as well as other non-auctioned transactions. We believe that MCC Advisors’ breadth and depth of experience across strategies and asset classes, coupled with its significant relationships built over the last 20 years, make it particularly qualified to uncover, evaluate and aggressively pursue more complicated, under-researched and unique investment opportunities. We will avoid broadly marketed and syndicated transactions. Leveraging its proven deal-flow network, the Principals of MCC Advisors have compiled a robust current pipeline of transactions ready for possible inclusion in our portfolio.

Analysis and Due Diligence.  Our investment team believes that its expertise in underwriting, financial analysis and enterprise valuation enables it to identify compelling private debt transactions among the numerous opportunities in the private market. Typically, a Principal of the Adviser will lead a transaction and work closely with other MCC Advisors investment professionals on the various aspects of the due diligence process.

MCC Advisors maintains a rigorous due diligence process. Prior to making each investment, MCC Advisors subjects each potential portfolio company to an extensive credit review process, including analysis of market and operational dynamics as well as both historical and projected financial analysis. Liquidity, margin trend, leverage, free cash flow and fixed charge coverage statistics as well as their relation to industry metrics are closely scrutinized. Sensitivity analysis is performed on borrower projections with a focus on downside scenarios involving liquidations and asset sales. Areas of additional focus include management or sponsor experience, management compensation, competitive landscape, regulatory threats, pricing power, defensibility of market share and tangible asset values. Background checks and tax compliance checks are required on all portfolio company management teams and influential operators. Our investment team personally contacts customers, suppliers and competitors and performs on-site, primary and in-depth due diligence to prove or disprove its investment theses.

MCC Advisors routinely uses third parties to corroborate valuation, audit and industry specific diligence. Reputable and experienced legal counsel is engaged to evaluate and mitigate any security, regulatory, insurance, tax or other company-specific risk. In reviewing each investment, one or more of the Principals will actively participate in conducting site visits to portfolio companies and their various assets, analyzing corporate documents and reviewing any and all relevant contracts. Finally, multiple investment committee approvals, each requiring a unanimous decision on the part of the Principals, are necessary to close and fund a transaction.

Structuring.  MCC Advisors strives to negotiate an optimal combination of current and deferred interest payments, equity participation and prepayment penalties, along with suitable covenants and creditor rights which will generally be greater than the rights normally obtained by institutional investors in comparable transactions and may include such provisions as: specific rights to consult with and advise management, the right to inspect company books, records or facilities, as well as the right to review balance sheets and/or statements of income and cash flows of the company. MCC Advisors determines whether the investment structure, particularly the amount of debt, is appropriate for the portfolio company’s business, sometimes reassessing the investment’s risk/return profile and adjusting pricing and other terms as necessary. Our investment team has in-depth restructuring, liquidation and bankruptcy experience which is vital to success as a direct lender over market cycles.

Investment Approval.  After MCC Advisors completes its final due diligence, each proposed investment is presented to the investment committee and subjected to extensive discussion and follow-up analysis, if necessary. A formal memorandum, which includes the results of business due diligence, multi-scenario financial analysis, risk-management assessment, results of third-party consulting work, background checks and structuring proposals is prepared for the investment committee. The investment committee will be comprised of Andrew Fentress, Brook Taube and Seth Taube. Approval of an investment requires a unanimous vote of the investment committee.

Investment Monitoring and Exit.  We believe in an active approach to asset management. In total, 14 investment professionals, each with deep restructuring and workout experience, will support our portfolio-monitoring effort. The monitoring process includes frequent interaction with management, attending board of directors’ meetings, consulting with industry experts, working with third-party consultants and developing portfolio company strategy with equity investors. Our investment team also evaluates monthly financial reporting packages from portfolio companies that detail operational and financial performance. Monthly data is entered into MCC Advisors’ proprietary, centralized electronic database. Additionally, this information is reviewed monthly as part of our portfolio monitoring process. To further support this process, our investment team conducts regular third-party valuation analyses and continually monitors future liquidity and covenant compliance. We believe this hands-on approach helps in the early identification of any potential problems.

Risk Management

Broad Diversification.  We intend to diversify our transactions by company type, asset type, investment size, industry and geography.

Careful Structuring.  Our goal in structuring each investment will be to obtain from the portfolio company such conditions and commitments as we deem necessary to effectively exercise our rights and to protect our investment. This will be accomplished primarily by complying with the requirements of the Uniform Commercial Code, and implementing lien filings, cash-control agreements, guarantee agreements, equity and other asset pledges, financial covenants, business covenants and insurance.

Rigorous Due Diligence.  Our systematic underwriting process will involve exhaustive in-house due diligence, third-party consulting reports and multiple stages of investment approval, ensuring risk mitigation during and after transaction execution.

Asset Management.  We will employ the proven asset management process used by our investment team in managing private funds. MCC Advisors’ proprietary asset management system (“AMS”) creates a centralized, dynamic electronic reporting system which houses, organizes and archives all portfolio data by investment. AMS generates comprehensive, standardized reports which aggregate operational updates, portfolio company financial performance, asset valuations, macro trends, management call notes, restructuring activities and account history. Additionally, both paper and electronic copies of portfolio company financials, industry reports, consulting reports and covenant compliance certificates are readily available and updated frequently. AMS will enable our investment team to have real-time access to the most recent information regarding our investment portfolio, thus promoting well-informed business decisions for each investment in the context of the entire portfolio. As such, AMS will facilitate the early identification of any potential portfolio issues and provides our investment team the opportunity to give timely advice to portfolio companies to influence changes within the company or review its capital structure.

Additionally, MCC Advisors will utilize various third parties to provide checks and balances throughout the asset management process. Independent valuation firms will be engaged to provide appraisals of asset and collateral values. External forensic accounting groups will be engaged to verify portfolio company financial reporting and identify any non-compliance. Reputable and experienced outside legal counsel will be engaged on each investment to ensure proper transaction structuring and enforcement of our rights. Our loan servicer, Deutsche Bank Loan Servicing (“DB”), will manage the notification and receipt of all incoming interest payments as well as principal amortization. DB will also manage the collection of portfolio company financial reporting, annual audits, bank statements, insurance and covenant compliance. DB’s independence will ensure accountability and careful recording of portfolio company payment and reporting obligations.

We believe that MCC Advisors’ proven asset management process, supported by third-party analysis and oversight, significantly enhances downside protection and provides a high level of transparency to investors.

Investment Committee

The purpose of the investment committee is to evaluate and approve all investments by MCC Advisors. The committee process is intended to bring the diverse experience and perspectives of the committee members to the analysis and consideration of every investment. The committee also serves to provide investment consistency and adherence to MCC Advisors’ investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, the committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are also reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with the committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report. The investment committee currently consists of Brook Taube, Seth Taube and Andrew Fentress. To approve a new investment, or to exit or sell an existing investment, the unanimous consent of the members of the committee is required.

Managerial Assistance

As a BDC, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and will reimburse MCC Advisors, as our administrator, for its allocated costs in providing such assistance subject to review and approval by our board of directors. MCC Advisors will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Competition

Our primary competitors to provide financing to private and middle-market companies are public and private funds, commercial and investment banks, commercial finance companies and private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our favorable RIC tax status.

BDCs also have become more popular recently due to the lack of traditional sources of capital from commercial banks, other secured lenders and private equity funds for private and middle-market companies. The lack of capital also has been exacerbated by the current distressed market and economy, forcing companies seeking capital to turn to alternative sources. The recent popularity of BDCs also is due to the fact that BDCs allow investors the same degree of liquidity as other publicly traded investments, provide access to public markets and provide mezzanine financing opportunities, as well as provide investment advisers with greater flexibility with respect to management fee arrangements.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 375 Park Avenue, Suite 3304, New York, NY 10152. Our administrator furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal Proceedings

Neither we nor MCC Advisors are currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of April 30, 2010 for each portfolio company in which we had an investment. The general terms of our equity investments are described in “Business — Target capital structure”. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we provide upon request and the board observer or participation rights we may receive in connection with our investment. We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. However, as we discuss below the table, affiliates of Medley Capital own equity interests in six of our seven portfolio companies. See “Risks — Risks related to our business — Our ability to sell or otherwise exit investments in which affiliates of MCC Advisors also have an investment may be restricted”. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25.0% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5.0% or more of its voting securities. As of April 30, 2010, we held no seats on any of our portfolio companies’ board of directors. The loans in our current portfolio were either originated or purchased in the secondary market by Medley Capital and its affiliates, and were selected from the portfolio investments of MOF LP and MOF LTD because they are senior secured loans and are similar to the investments we intend make going forward. There are no material differences in the underwriting standards that were used to originate or purchase in the secondary market our current portfolio securities and the underwriting standards described in this prospectus that we expect to implement. As of April 30, 2010, we hold 100% of each class of the securities for each of the portfolio companies set forth below, except for Water Capital USA, Inc. As of the Transfer Date, we will hold  % of the class of securities of Water Capital USA, Inc, listed in the table below.

Set forth below is a brief description of our portfolio companies as of April 30, 2010.

									Percentage of
									Total Portfolio
		Security Owned	Terms		Principal Due	Fair			Investments at
Name of Portfolio Company and Address	Sector	by Us(1)	Maturity	Interest Rate(2)	At Maturity	Value	LTV		Fair Value

Allied Cash Holdings LLC	Financial	Senior Secured Term Loan	6/30/2013	15.00%	$20,000,000	$20,411,897	35.19%		19.38%
200 SE 1st Street, Suite 800 Miami, Florida 33131	Services
Aurora Flight Sciences Inc.	Aerospace &	Senior Secured Term Loan	9/27/2010	11.75%	$12,000,000	$11,931,085	36.53%		11.33%
9950 Wakeman Drive Manassas, VA 20110	Defense			(LIBOR + 7.25%, 4.50% LIBOR Floor)
Bennu Glass LLC	Containers &	Senior Secured Term Loan	4/30/2013	15.00%	$10,000,000	$10,440,538	15.35%		9.91%
600 Montgomery Street, 39th Floor San Francisco, CA 94111	Packaging
Geneva Wood Fuels LLC	Energy &	Senior Secured Term Loan	5/31/2011	15.50%	$10,870,000	$10,795,396	56.82%		10.25%
2248 N. Burling Chicago, IL 60614	Power			(LIBOR + 13.00%, 2.50% LIBOR Floor)
Sheffield Manufacturing, Inc.	Aerospace &	Senior Secured Term Loan,	4/30/2012	14.00%	$11,764,186	$11,764,186	48.13%		11.17%
9131 Glenoaks Blvd. Sun Valley, CA 91352	Defense	Senior Secured Revolver(3)		(LIBOR + 9.00%, 5.00% LIBOR Floor)	$3,950,000	$3,950,000			3.75%
Velum Global Credit
Management LLC	Financial	Senior Secured Term Loan	3/31/2014	15.00%	$15,000,000	$15,789,562	20.63%		14.99%
2200 E. Devon Avenue,	Services
Suite 250 Des Plaines, IL 60018
Water Capital USA, Inc.	Capital	Senior Secured Term Loan	1/9/2013	14.00%	$20,000,000	$20,233,468	21.93%		19.21%
101 California Street,	Equipment			(7.00% Cash,
Suite 2800 San Francisco,				7.00% PIK)
California 94111

Total Portfolio Investments					$103,584,186	$105,316,131	32.79	%(4)	100.00%

(1)	Affiliates own certain equity interests as discussed below.

(2)	All interest is payable in cash and all LIBOR represents 30-day LIBOR unless otherwise indicated. For each debt investment we have provided the current interest rate as of April 30, 2010.

(3)	The Sheffield Manufacturing, Inc. senior secured revolver commitment amount is $6,000,000, of which $3,950,000 is drawn. The senior secured revolver and senior secured term loan are pari passu with each other and therefore both have the same interest rate and LTV.

(4)	Weighted average LTV.

The weighted average yield to maturity for the portfolio of loans shown above as of April 30, 2010 is approximately 14.5%. This was determined by iteratively solving for the discount rate at which the present value of all payments of principal, interest accruals and original issue discount (“OID”) accretions, paid on the relevant maturity dates, and cash interest, paid on the relevant interest payment dates, for all of the loans in the portfolio was equal to the aggregate contributed value of the portfolio of loans. All loan interest and all discount factors were determined using an Actual/360 day count convention, which is the contractual convention for every one of the loans in the portfolio. Each floating rate loan uses LIBOR as its floating rate index. For each floating rate loan, the projected fixed-rate equivalent coupon rate used to forecast the interest cash flows was calculated by adding the interest rate spread specified in the relevant loan document to the fixed-rate equivalent LIBOR rate, duration-matched to the specific loan, adjusted by the LIBOR floor and/or cap in place on that loan. The LIBOR spot rates used to interpolate the duration-matched fixed-rate equivalent LIBOR rate for each loan were observed on April 28, 2010 on Bloomberg, page ICVS23.

The current cash yield to maturity for the portfolio of loans shown above as of April 30, 2010 is approximately 12.7%. This “current cash yield to maturity” is defined as the portion of the yield delivered in cash through time, rather than the portion which is accrued and/or accreted and paid, along with principal, at maturity. It is calculated in exactly the same manner as the yield to maturity, described in the preceding paragraph, except that the interest accruals and OID accretions are subtracted from the amounts to be paid at maturity, such that only the principal balance is assumed to be paid at maturity.

We believe that the LTV ratio for a Loan Asset is a useful indicator of the riskiness of the Loan Asset, or its likelihood of default. As part of our investment strategy we seek to structure transactions with downside protection and seek LTVs of lower than 65%. We regularly evaluate the LTV of our Loan Assets and believe that LTV is a useful indicator for management and investors. The weighted average LTV of our Loan Assets as of April 30, 2010 was approximately 32.8%. LTV calculations for our Loan Assets were based on independent third-party valuations that are consistent with the Transfer Value of the loans as of April 30, 2010. As more fully described in the section entitled “Formation” elsewhere in this prospectus, the Transfer Value will be approved by our board of directors (which will include a majority of independent directors) and will be consistent with the beginning balance sheet that will be audited by our auditors. As part of the investment process, as more fully described in the section entitled “The Company — Investment Process” elsewhere in this prospectus, the LTV will be determined at origination based on independent third-party appraisals and will be reviewed and approved by our Adviser’s investment committee consistent with our underwriting policies and procedures.

Following the closing of each investment, the ongoing calculation and monitoring of each investment’s LTV is done consistent with our Adviser’s monitoring process more fully described in the section entitled “The Company — Investment Process” elsewhere in this prospectus, and is also consistent with our ongoing quarterly calculation of net asset value as more fully described in the section entitled “Determination of Net Asset Value” elsewhere in this prospectus.

Set forth below is a brief description of the business of our portfolio companies as of April 30, 2010.

Brief Description of
Portfolio Company	Portfolio Company

Allied Cash Holdings LLC	Allied Cash is one of the leading private providers of payday and title lending services in the United States with 181 stores in California, Arizona, Michigan, Indiana, Virginia, New Mexico, Louisiana, Idaho and Colorado.
Aurora Flight Sciences Inc.	Aurora is a leading designer, manufacturer and provider of unmanned aerial vehicles to the Department of Defense and large aerospace companies for use in various military operations.
Bennu Glass LLC	Bennu owns and operates a glass bottling facility in Kalama, WA, capable of producing nine million cases of high quality wine bottles per year for wineries in Oregon, Washington and California.
Geneva Wood Fuels LLC	Geneva is one of the largest wood pellet manufacturers in New England. It owns and operates a 119,000 ton per year facility that produces high quality wood pellets distributed to residential customers in Maine, New Hampshire, Vermont and Massachusetts.
Sheffield Manufacturing, Inc.	Sheffield is a leading provider of precision machined aerospace components to major original equipment manufacturers with three locations in Southern California.
Velum Global Credit Management, LLC	Velum is a global purchaser and servicer of non-performing consumer debt with operations in Illinois and Sao Paulo, Brazil. Velum owns over five million consumer accounts with a face value of just under $2 billion.
Water Capital USA, Inc.	Water Capital operates a capital equipment leasing and a receivables financing business.

As of April 30, 2010, an affiliate of Medley Capital, MOF LP and/or MOF LTD own equity interests as follows:

•	Allied Cash Holdings LLC is 60% owned by 4-3 Payday LLC, which is 100% owned by PP Equity Holdings LLC, which is 8% owned by MOF LP and 92% owned by MOF LTD.

•	An affiliate of the Medley Capital entities owns 3.1% of the common equity of Aurora Flight Sciences Inc.;

•	Bennu Glass LLC is owned 100% by Bennu Glass, Inc., which is 10% owned by MOF LP and 90% owned by Bennu Glass Holdings Ltd., which is owned 100% by MOF LTD;

•	An affiliate of the Medley Capital entities owns warrants to purchase 12.6% of the common equity of Geneva Wood Fuels LLC;

•	An affiliate of the Medley Capital entities owns warrants to purchase 22% of the common equity of Sheffield Manufacturing Inc.;

•	MOF LP owns 100% of 3304 Holdings LLC, which owns 100% of Velum Global Credit Management, LLC.

As disclosed, and absent exemptive relief, given that we may be deemed affiliates of these six portfolio companies, we may be subject to restrictions regarding a restructuring of our investments in these portfolio companies or in relation to exiting our investments in these portfolio companies. See “Risks — Risks related to our business — Our ability to sell or otherwise exit investments in which affiliates of MCC Advisors also have an investment may be restricted” and “Risks — Risks related to our investments — Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio; our ability to make follow-on investments in certain portfolio companies may be restricted”.

MANAGEMENT OF THE COMPANY

Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors will consist of seven members, four of whom will not be “interested persons” of our company or of MCC Advisors as defined in Section 2(a)(19) of the 1940 Act and are “independent”, as determined by our board of directors, consistent with the rules of the New York Stock Exchange. We refer to these individuals as our independent directors. Our board of directors elects our executive officers, who serve at the discretion of the board of directors.

Board of Directors

Under our charter, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term

Interested Directors:
Brook Taube	40	Director, Chairman of the Board, Chief Executive Officer	2010
Seth Taube	40	Director	2010
Andrew Fentress	40	Director	2010
Independent Directors: (1)
Karin Hirtler-Garvey	53	Director	2010
John E. Mack	61	Director	2010
Joseph Schmuckler	49	Director	2010
		Director	2010

(1)	The persons identified below have agreed to serve as directors of our company.

The address for each director is c/o Medley Capital Corporation, 375 Park Avenue, Suite 3304, New York, NY 10152.

Executive Officers Who are not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position

Brian Cavanaugh	48	Chief Financial Officer
		Chief Compliance Officer

The address for each executive officer is c/o Medley Capital Corporation, 375 Park Avenue, Suite 3304, New York, NY 10152.

Biographical Information

The following is information concerning the business experience of our board of directors and executive officers. Our directors have been divided into two groups−interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Director

Andrew Fentress is a Managing Partner of MCC Advisors and Senior Portfolio Manager for MOF LP and MOF LTD (together, the “Medley Opportunity Funds”). Mr. Fentress formed Medley Capital in 2006. Prior to forming Medley Capital, Mr. Fentress was a Partner at CN Opportunity Fund, from 2003 to 2005, where he was Portfolio Manager of the firm’s global investment fund. Prior to CN Opportunity Fund, Mr. Fentress was a Partner and Portfolio Manager at CQ Partners, a global investment fund. Mr. Fentress began his investment career with Morgan Stanley & Co. where his last role was Principal in the Institutional Equity Division, where he managed a global trading business. Mr. Fentress received a B.A. from Boston College and an M.B.A. from the Kenan-Flagler School of Business at the University of North Carolina, Chapel Hill.

Brook Taube is Chairman and CEO of the Company. Mr. Taube also is a Managing Partner and Chief Investment Officer of MCC Advisors. Mr. Taube formed Medley Capital in 2006. Prior to forming Medley Capital, Mr. Taube was a Partner with CN Opportunity Fund, from 2003 to 2005, where he was Portfolio Manager for the firm’s global investment fund. Prior to CN Opportunity Fund, Mr. Taube founded T3 Group, a principal and advisory firm focused on distressed asset and credit investments. Before T3, Mr. Taube was a Partner with Griphon Capital Management. Mr. Taube began his career at Bankers Trust in 1992, where his last role was Vice President in Structured Finance and Capital Markets. Mr. Taube received a B.A. from Harvard University and currently serves as a Board member for both the New Amsterdam Symphony Orchestra and the New York Philharmonic.

Seth Taube is a Managing Partner of MCC Advisors and Senior Portfolio Manager of the Medley Opportunity Funds. Mr. Taube formed Medley Capital in 2006. Prior to forming Medley Capital, Mr. Taube was a Partner with CN Opportunity Fund, from 2003 to 2005, where he was Portfolio Manager for the firm’s global investment fund. Before CN Opportunity Fund, Mr. Taube co-founded T3 Group, a principal and advisory firm focused on distressed asset and credit investments. Prior to T3, Mr. Taube worked with Griphon Capital Management, serving as Managing Director of the firm’s private investment activities. Before Griphon, Mr. Taube was a Vice President with Tiger Management, and held positions with Morgan Stanley & Co. in the Investment Banking and Institutional Equity Divisions. Mr. Taube received a B.A. from Harvard University, an M.Litt. in Economics from St. Andrew’s University in Great Britain, where he was a Rotary Foundation Fellow, and an M.B.A. from the Wharton School at the University of Pennsylvania.

Independent Directors

The persons identified below have agreed to serve as our directors and have agreed to be named below.

Karin Hirtler-Garvey has extensive knowledge of financial reporting rules and regulations, evaluating financial results and generally overseeing the financial reporting process of a public company. Ms. Hirtler-Garvey is the Chief Risk Executive for GMAC Financial Services, commencing in May 2009. From March 2005 to December 2008, Ms. Hirtler-Garvey was a principal in a start-up real estate development venture based in New Jersey. Prior to that, Ms. Hirtler-Garvey was Chief Operating Officer, Global Markets for Bank of America (formerly NationsBank). Ms. Hirtler-Garvey joined Bank of America in September 1995 and held various senior management positions within the organization until March 2005. Prior to becoming Chief Operating Officer, Global Markets, from April to October 2004, Ms. Hirtler-Garvey held the position of President of Trust and Credit Banking Products. From June 2001 to March 2004, Ms. Hirtler-Garvey held the position of Chief Financial Officer/Chief Operating Officer for the Wealth and Investment Management division. Ms. Hirtler-

Garvey is a certified public accountant. Ms. Hirtler-Garvey has served as a director of Aeropostale Inc. (NYSE: ARO) since August 2005, where she is the lead independent director and serves as a member of the Nominating and Corporate Governance Committee and Chairperson of the Audit Committee. Ms. Hirtler-Garvey is also a director of one privately held corporation where she serves as chairperson of the Audit Committee and chairperson of the Pension Committee. Ms. Hirtler-Garvey earned a B.S. in Accounting from Fairleigh Dickinson University.

John E. Mack has over 30 years of international banking, financial business management and mergers and acquisitions experience. From November 2002 through September 2005, Mr. Mack served as Senior Managing Executive Officer and Chief Financial Officer of Shinsei Bank, Limited of Tokyo, Japan. Prior to joining Shinsei Bank and for more than twenty-five years Mr. Mack served in senior management positions at Bank of America and its predecessor companies, including twelve years as Corporate Treasurer. Mr. Mack is also a member of the Board of Directors of Flowers National Bank, Incapital Holdings LLC, New Generation Biofuels Holdings, Inc. (NASDAQ: NGBF), Wilson TurboPower, Inc. and is Vice-Chairman and a director of Islandsbanki hf. Mr. Mack holds an MBA from the University of Virginia and received his bachelor’s degree in economics from Davidson College.

Joseph Schmuckler was Senior Executive Officer of Mitsubishi UFJ Securities Co., Ltd., the Tokyo based global investment banking and securities subsidiary of the Mitsubishi Financial Group (NYSE: MTU), from September 2007 to April 2010. From 1991 to September 2007, Mr. Schmuckler served in various positions at Nomura, including Chief Operating Officer and member of the Board of Directors of Nomura Holding America, Inc., the U.S. based holding company for The Nomura Group (NYSE: NMR), Tokyo. Mr. Schmuckler also previously served as a partner at Kidder Peabody & Co. Inc. Mr. Schmuckler has served as Campaign Treasurer and Chief Financial Officer for John McCain 2008, Inc. and on the Board of Directors of the Securities Industry Association, on the Board of Governors of the Boston Stock Exchange, on the Board of Directors of the International Republican Institute, on the Board of Trustees of the Hudson Institute, on the Board of Directors and Executive Committee of Empower America, and on the Board of Directors of The Reform Institute. Mr. Schmuckler earned a B.S. in Finance from the University of Delaware and an MBA in Finance from New York University.

Executive Officers Who are not Directors

Brian Cavanaugh is the Chief Financial Officer of MCC Advisors and is responsible for the financial operations of the Medley Opportunity Funds. Prior to joining Medley Capital, from 2002 to 2006, Mr. Cavanaugh was a Managing Director at Tersigni Consulting and Cavanaugh Consulting, where he advised debtors and creditor committees in large corporate restructurings. Mr. Cavanaugh has served as the Chief Financial Officer of numerous portfolio companies of private equity firms, raising capital, improving financial management and, in some cases, leading business turnarounds. Prior to consulting, Mr. Cavanaugh was a Director in BT Alex Brown’s Investment Banking and Corporate Capital Markets groups. Mr. Cavanaugh started his finance career at JP Morgan, where he was a Vice President in the Debt Capital Markets and Fixed Income Trading groups. Mr. Cavanaugh received a B.A. from the College of Wooster and an M.B.A. from the Johnson School of Management at Cornell University.

Committees of the Board of Directors

Our board of directors currently has three committees: an audit committee, a governance committee and a compensation commitee.

Audit Committee.  The audit committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The audit committee is presently composed of three persons, including John E. Mack (Chairperson), Joseph Schmuckler and Karin Hirtler-Garvey, all of whom are considered independent for purposes of the 1940 Act and the New York Stock Exchange corporate governance listing standards. Our board of directors has determined that Karin Hirtler-Garvey and John E. Mack are “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934. Each of the members of the audit committee meet the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an “interested person” of the Company or of MCC Advisors as defined in Section 2(a)(19) of the 1940 Act.

Nominating and Corporate Governance Committee.  The governance committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the governance committee, including making nominations for the appointment or election of independent directors, retirement policies and personnel training policies and administering the provisions of the code of ethics applicable to the independent directors. The governance committee consists of Karin Hirtler-Garvey (Chairperson), John E. Mack and Joseph Schmuckler, all of whom are considered independent for purposes of the 1940 Act and the New York Stock Exchange corporate governance listing standards.

Compensation Committee.  The compensation committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the compensation committee, including overseeing our compensation policies generally, making recommendations to the board of directors with respect to our incentive compensation and equity-based plans that are subject to the approval of our board of directors, evaluating executive officer performance and reviewing our management succession plan, overseeing and setting compensation, if any, for our executive officers, and preparing the report on executive officer compensation, if applicable, that the Securities and Exchange Commission rules require to be included in our annual proxy statement. The compensation committee consists of Joseph Schmuckler (Chairperson), Karin Hirtler-Garvey and John E. Mack, all of whom are considered independent for purposes of the 1940 Act and the New York Stock Exchange corporate governance listing standards.

Compensation of Directors

As compensation for serving on our board of directors, each independent director receives an annual fee of $35,000. Independent directors also receive $7,500 ($1,500 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $2,500 ($1,500 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairperson of the audit committee receives an annual fee of $25,000 and each chairperson of any other committee receives an annual fee of $10,000 and other members of the audit committee and any other standing committee receive an annual fee of $12,500 and $6,000, respectively, for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of MCC Advisors, pursuant to the terms of the investment management agreement and the administration agreement. Each of our executive officers described under “Management” is an employee of MCC Advisors. Our day-to-day investment operations are managed by our investment adviser. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by MCC Advisors. MCC Advisors’ investment professionals focus on origination and transaction development and the ongoing monitoring of our investments. See “The Adviser —

Investment Management Agreement”. In addition, we reimburse MCC Advisors for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs. See “The Adviser — Administration Agreement”.

Compensation of Executive Officers

None of our officers will receive direct compensation from us. We expect to retain a chief compliance officer promptly after completion of this offering. The compensation of our chief financial officer and chief compliance officer, once retained, will be paid by our administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by him to us. To the extent that our administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to our administrator.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into agreements with MCC Advisors, in which our senior management and members of MCC Advisors’ investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with MCC Advisors that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. Our senior management team holds equity interests in MCC Advisors. In addition, our executive officers and directors and the members of MCC Advisors and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. For example, MCC Advisors currently manages private funds and managed accounts that are seeking new capital commitments and will pursue an investment strategy similar to our strategy. We may compete with entities managed by MCC Advisors and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by MCC Advisors or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, MCC Advisors intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with MCC Advisors’ allocation policy, investment objective and strategies so that we are not disadvantaged in relation to any other client. See “Risks — Risks related to our business — There are significant potential conflicts of interest that could affect our investment returns”. MCC Advisors has agreed with our board of directors that allocations among us and other investment funds affiliated with MCC Advisors will be made based on capital available for investment in the asset class being allocated. We expect that our available capital for investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations.

Polices and Procedures for Managing Conflicts

MCC Advisors and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between MCC Advisors’ fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and their other clients. An investment opportunity that is suitable for multiple clients of MCC Advisors and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that MCC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

The Principals of MCC Advisors have managed and the Principals currently manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, MCC Advisors has put in place a investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by our adviser and its affiliates. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to co-investments, MCC Advisors will apply the investment allocation policy. When we invest alongside such other accounts as permitted, such investments are made consistent with MCC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MCC Advisors and approved by our board of directors, including all of our independent directors. The allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities managed by MCC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MCC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MCC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time.

Co-Investment Opportunities

We expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. See “Regulation”. We and MCC Advisors intend to submit an exemptive application to the SEC to permit us to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by MCC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Material Nonpublic Information

Our senior management, members of MCC Advisors’ investment committee and other investment professionals from MCC Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Investment Management Agreement

We have entered into an investment management agreement with MCC Advisors and will pay MCC Advisors a management fee and incentive fee. The incentive fee will be computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for MCC Advisors to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from MCC Advisors to assist our board of directors with the valuation of our portfolio investments. MCC Advisors’ management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of MCC Advisors are involved in the valuation process for our portfolio investments.

License Agreement

We have entered into a license agreement with Medley Capital LLC under which Medley Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Medley” for specified purposes in our business. Under this agreement, we will have a right to use the “Medley” name, subject to certain conditions, for so long as MCC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Medley” name.

Administration Agreement

We have entered into an administration agreement, pursuant to which MCC Advisors furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our administration agreement, MCC Advisors performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of          , 2010, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on           shares of common stock outstanding as of          , 2010.

Shares Beneficially Owned Immediately After this Offering(1)
Name	Number	Percentage

Medley Opportunity Fund LP		%
375 Park Avenue, Suite 3304
New York, New York 10152
Medley Opportunity Fund LTD
c/o Ogier Fiduciary Services (Cayman) Limited		%
89 Nexus Way
Camana Bay
Grand Cayman KY1- 9007
Cayman Islands
Executive Officers:
Brian Cavanaugh		%
%
Interested Directors:
Brook Taube		%
Seth Taube		%
Andrew Fentress		%
%
Independent Directors:
Karin Hirtler-Garvey		%
John E. Mack		%
Joseph Schmuckler		%
%

All officers and directors as a group ( persons)( )		%

*	Represents less than 1%.

(1)	Assumes issuance of the shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ option to purchase up to an additional shares.

(2)	The address for all officers and directors is c/o Medley Capital Corporation, 375 Park Avenue, Suite 3304, New York, NY 10152.

The following table sets forth, as of the date of the completion of this offering, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Dollar Range of Equity
Securities Beneficially Owned(1)(2)(3)

Interested Directors:
Brook Taube
Seth Taube
Andrew Fentress
Independent Directors:
Karin Hirtler-Garvey
John E. Mack
Joseph Schmuckler

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act”.

(2)	The dollar range of equities securities beneficially owned by our directors is based on an assumed initial public offering price of $ per share.

(3)	The dollar range of equity securities beneficially owned are: none, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000, $500,001 — $1,000,000 or over $1,000,000.

THE ADVISER

MCC Advisors will serve as our investment adviser. MCC Advisors intends to register as an investment adviser under the Investment Advisers Act of 1940. Subject to the overall supervision of our board of directors, MCC Advisors will manage the day-to-day operations of, and provide investment advisory and management services to, Medley Capital Corporation.

Investment and Asset Management Team

The members of MCC Advisors’ investment committee are Brook Taube, Seth Taube and Andrew Fentress. Biographical information with respect to Brook Taube, Seth Taube and Andrew Fentress is set forth under “Management of the Company — Biographical information”.

The compensation of the members of the investment committee paid by MCC Advisors includes an annual base salary, in certain cases an annual bonus based on an assessment of short-term and long-term performance, and a portion of the incentive fee, if any, paid to MCC Advisors determined on the same basis as the annual bonus. In addition, the investment committee members have equity interests in MCC Advisors and may receive distributions of profits in respect of those interests.

The investment and asset management team also includes Brian Cavanaugh, Bryan Boches, David DeSantis, Mac McAulay, William Parizek, Tom Quimby, Jon Schroeder, Brian O’Reilly, Jason Wong, Amir Movafaghi and Frank Cupido, who focus on the origination, transaction development and ongoing monitoring of our investments:

Bryan Boches is a Principal with MCC Advisors and is responsible for transaction origination and execution for the Medley Opportunity Funds. Prior to joining Medley Capital, Mr. Boches was a Managing Director at EB Capital Group which combined with Latitude Capital Group (acquired by Cowen & Co.), a middle-market investment bank specializing in private placements and cross border mergers and acquisitions from 2002 to 2007. Mr. Boches’ prior experience includes work in project and corporate finance and venture investing with Morgan Stanley between 1994 and 2001 in Hong Kong, New York and Menlo Park. Mr. Boches was a member of the founding team from Morgan Stanley that developed China International Capital Corporation in Beijing and served as the Operating Officer of CICC. Mr. Boches is a co-founder of Coremetrics and a private equity exchange fund. Mr. Boches graduated summa cum laude in Business Economics and Accounting from the University of California, Santa Barbara and earned an M.B.A. from the Wharton School at the University of Pennsylvania.

David DeSantis is a Principal with MCC Advisors and is responsible for transaction origination and execution for the Medley Opportunity Funds. Prior to joining Medley Capital, from 1999 to 2007, Mr. DeSantis was a Vice President at General Electric Capital Corporation in the Global Sponsor Finance Group, originating and underwriting hundreds of LBO transactions for private equity sponsors in a wide variety of industries including industrial, financial services, healthcare, energy, media and business services, ranging in size from $20 million to $10 billion. Mr. DeSantis is a graduate of the Financial Management Program at GE Capital. Mr. DeSantis received a B.S. magna cum laude from the Carroll School of Management at Boston College and an M.B.A. from the Kellogg School of Management at Northwestern University.

Mac McAulay is a Principal with MCC Advisors and is responsible for transaction origination and execution for the Medley Opportunity Funds. Prior to joining Medley Capital, from 2000 to 2006, Mr. McAulay worked in several positions at Banc of America Securities LLC, including High Yield Research, Capital Markets Origination for financial institutions and Fixed Income Product Development, a capital solutions group focused on investment grade companies. Mr. McAulay received a B.A. in Economics from the University of North Carolina at Chapel Hill and a Minor in Business Administration from its Kenan-Flagler Business School in 2000.

William Parizek is a Principal with MCC Advisors and is responsible for transaction origination and execution for the Medley Opportunity Funds. Prior to joining Medley Capital, from

2005 to 2008, Mr. Parizek was a partner in Church Mortgage Acceptance Co., a specialty finance company that provided commercial mortgage lending to churches throughout the United States. Mr. Parizek has more than 20 years of experience in the corporate, structured and real estate finance business. For nearly six years, Mr. Parizek operated an independent corporate finance advisory practice focusing principally on M&A and turnaround assignments. Mr. Parizek formerly worked in the structured finance group at Banc One Capital in Columbus and Koch Industries in Wichita. Mr. Parizek started his career as a CPA with Peat Marwick Mitchell in Chicago. Mr. Parizek graduated with B.S. in Accounting from the University of Illinois in 1983.

Tom Quimby is a Principal with MCC Advisors and is responsible for transaction origination and execution for the Medley Opportunity Funds. Prior to joining Medley Capital, from 2005 to 2006, Mr. Quimby was a founding team member and Vice President of COVA Capital, leading the sourcing, underwriting and account management of mezzanine transactions in a variety of industries. Prior to COVA Capital, from 2000 to 2005, Mr. Quimby was a Vice President at General Electric Capital Corporation in the Global Sponsor Finance Group. Mr. Quimby is a graduate of the Financial Management Program at GE Capital, and received a B.S. in Business Administration from the Whitemore School of Business at the University of New Hampshire.

Jon Schroeder is a Principal with MCC Advisors and is responsible for transaction origination and execution for the Medley Opportunity Funds. Prior to joining Medley Capital, from 2001 to 2006, Mr. Schroeder worked in several positions at General Electric Capital Corporation, most recently as an Assistant Vice President in the Global Sponsor Finance Group, underwriting hundreds of LBO transactions, ranging in size from $30 million to $500 million, in a wide variety of industries. Mr. Schroeder is a graduate of the Financial Management Program at GE Capital, and received a B.S. in Business Administration from the Grainger School of Business at the University of Wisconsin.

Brian O’Reilly is a Vice President with MCC Advisors and supports transaction origination and execution for the Medley Opportunity Funds. Prior to joining Medley Capital, from 2006 to 2007, Mr. O’Reilly served as an associate with Brown Gibbons Lang & Company (BGL), a boutique investment bank where he worked on M&A, restructurings and capital raises for middle-market businesses. Previously, from 2000 to 2004, Mr. O’Reilly held several positions at General Electric Capital Corporation, including analyst and associate positions in the Global Sponsor Finance Group, where he performed extensive due diligence, valuation analyses and portfolio company monitoring for senior investments. Mr. O’Reilly received a B.A. in Economics from Boston College, an M.B.A. from the Fuqua School of Business at Duke University and graduated from the Financial Management Program at GE Capital.

Jason Wong, CPA is a Vice President and Controller for MCC Advisors, is responsible for the financial operations and reporting for the Medley Opportunity Funds, including accounting budgeting and tax planning. Prior to joining Medley Capital, from 2003 to 2007, Mr. Wong was a Tax Manager at Deloitte Touche Tohmatsu. Mr. Wong has a B.S. degree in accounting from St. John’s University and M.S. degree in Taxation from Long Island University.

Amir Movafaghi, CPA is a Vice President, is responsible for the accounting, financial operations, information technology and administration of MCC Advisors and supports the investment officers in the due diligence, risk management and ongoing monitoring of the financial condition of our investments. Prior to joining Medley Capital, from 2003 to 2008, Mr. Movafaghi was a Senior Associate in the Global Capital Markets Group at PricewaterhouseCoopers. Mr. Movafaghi received a B.A. magna cum laude in Business Administration with a concentration in Accounting from California State University at Fullerton. Mr. Movafaghi is fluent in Farsi and Turkish.

Frank Cupido is a Vice President with MCC Advisors and supports transaction origination and execution for the Medley Opportunity Funds. Prior to joining Medley Capital, from 2005 to 2007, Mr. Cupido was an analyst in the Investment Banking Group at Merriman Curhan Ford &

Co. where he worked on a variety of public and private financings as well as M&A advisory assignments for companies in the technology, healthcare and alternative energy sectors. Mr. Cupido received a B.S.E. in Mechanical Engineering and Applied Mechanics with Minors in Economics and Math from the University of Pennsylvania in 2005.

Investment Management Agreement

Under the terms of our investment management agreement, MCC Advisors will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	close, monitor and administer the investments we make, including the exercise of any voting or consent rights.

MCC Advisors’ services under the investment management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Pursuant to our investment management agreement, we will pay MCC Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

Management Fee.  The base management fee will be calculated at an annual rate of 2.0% of our gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. The Adviser will benefit when we incur debt or use leverage. For services rendered under the investment management agreement, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. Base management fees for any partial quarter will be appropriately prorated.

Incentive Fee.  The incentive fee will have two components, as follows:

One component will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and will be 20.0% of the amount, if any, by which our pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the Adviser to surpass the hurdle rate and receive an incentive fee based on net investment income.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 2.0% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to First Component of Incentive Fee

The second component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing on December 31, 2010, and will equal 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the Investment Adviser.

Examples of Quarterly Incentive Fee Calculation

Example 1:  Income Related Portion of Incentive Fee:

Assumptions

•	Hurdle rate(1) = 2.0%

•	Management fee(2) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.0%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.3%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (pre-incentive fee net investment income – 2.5%)))

= (100.0% x (pre-incentive fee net investment income – 2.0%)) + 0%

= (100.0% x (2.3% – 2.0%))

= 100.0% x 0.30%

= 0.30%

Alternative 3

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 2.8%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (pre-incentive fee net investment income – 2.5%)))

= (100% x (2.5% – 2.0%)) + (20% x (2.8% – 2.5%))

= .50% + (20% x .30%)

= .50% + .06%

= 0.56%

(1)	Represents 8.0% annualized hurdle rate.

(2)	Represents 2.0% annualized management fee.

(3)	Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

•	Year 3: None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2) (the $1.0 million difference would not be deducted from future capital gains incentive fees)

•	Year 4: Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•	Year 3: Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million capital gains fee received in Year 2

•	Year 4: None

•	Year 5: None; $5.0 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3 (the $1.4 million difference would not be deducted from future capital gains incentive fees)

Payment of Incentive Fee in Stock

Pursuant to the investment management agreement, and subject to receipt of exemptive relief, as to which there can be no assurance, we have agreed to pay 50% of the net after-tax incentive fee (calculated as described above) to our Adviser in the form of shares of our common stock at the market price at the time of issuance. This may result in the issuance of shares to our Adviser at a price that is below our then NAV (if the market price of our shares of common stock is below our NAV on the issuance date of the shares). The 1940 Act prohibits us from selling shares of our common stock at a price below the current NAV of such stock, with certain exceptions. One such exception would permit us to sell or otherwise issue shares of our common stock during the next year at a price below our then current NAV if our stockholders were to approve such a sale and the our directors were to make certain determinations. Annually, at our shareholders’ meeting, we will seek approval to continue this arrangement. To the extent that we are not granted the exemptive relief described above and our shareholders do not approve payment of the incentive fee to our Adviser in stock (which may include stock issued at an issuance price that is below our NAV), we will pay the incentive fee in cash.

The shares of stock issued to our Adviser as part of its incentive fee (referred to as the “Incentive Shares”) will be subject to securities law and contractual restrictions on transfer. The Incentive Shares will be issued in a private placement, and, as a result, will not be freely transferable under the Securities Act. For the benefit of the Adviser, we have agreed to register the resale of the Incentive Shares for sale by the Adviser and its affiliates. We have granted the Adviser a demand right, as well as piggyback registration rights. In addition to these securities law restrictions, the Incentive Shares also will be subject to contractual restrictions on transfer and disposition. Each of the Adviser and its affiliates has agreed that one-third of the Incentive Shares received by it or them each year will become freely saleable that year. To the extent that the investment management agreement is terminated by us at any time, all of the Incentive Shares will become freely saleable immediately.

Payment of Our Expenses

All investment professionals and staff of MCC Advisors, when, and to the extent, engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by MCC Advisors. We will bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;

•	calculating our NAV (including the cost and expenses of any independent valuation firms);

•	expenses, including travel expense, incurred by MCC Advisors or payable to third parties performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of this and all future offerings of common shares and other securities, if any;

•	the base management fee and any incentive management fee;

•	distributions on our shares;

•	administration fees payable under our administration agreement;

•	the allocated costs incurred by MCC Advisors as our administrator in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs; our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums; indemnification payments;

•	direct costs and expenses of administration, including audit and legal costs; and

•	all other expenses reasonably incurred by us or our administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

We will reimburse MCC Advisors for costs and expenses incurred for office space rental, office equipment and utilities allocable to the performance by MCC Advisors of its duties under the investment management agreement, as well as any costs and expenses incurred relating to any non-investment advisory, administrative or operating services provided to us or in the form of managerial assistance to portfolio companies that request it.

From time to time, MCC Advisors may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse MCC Advisors for such amounts paid on our behalf.

Limitation of Liability and Indemnification

The investment management agreement provides that MCC Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment management agreement. The investment management agreement also provides for indemnification by us of MCC Advisors’ members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Board Approval of the Investment Management Agreement

Our board of directors held an in-person meeting on          , 2010, in order to consider and approve our investment management agreement. In its consideration of the investment management agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser, MCC Advisors; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to MCC Advisors from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment management agreement; (f) the organizational capability and financial condition of MCC Advisors and its affiliates; (g) MCC Advisors’ practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to our investment adviser; (h) the possibility of obtaining similar services from other third party service providers or through an internally managed structure; and (i) the alignment of incentives of the Adviser and our stockholders to be achieved by paying the incentive fee in shares of our common stock.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates are reasonable in relation to the services to be provided.

Duration and Termination

The investment management agreement was approved by our board of directors on          , 2010. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. As required by applicable regulations, we will see stockholder approval annually for the payment of the portion of the incentive fee due to the Adviser in shares of our common stock at their then market price, which may be at a price that is less than our then NAV per share. To the extent this potential issuance of our stock at a price below our NAV is not approved, we will pay the incentive fee in cash. The investment management agreement will automatically terminate in the event of its assignment. The investment management agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risks−Risks related to our business and structure — We are dependent upon senior management personnel of our investment adviser for our future success, and if our investment adviser is unable to retain qualified personnel or if our investment adviser loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed”.

Administration Agreement

We have entered into an administration agreement with our administrator, which we refer to as the “administration agreement”, under which our administrator provides administrative services to us. For providing these services, facilities and personnel, we reimburse our administrator for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

From time to time, our administrator may pay amounts owed by us to third-party providers of goods or services. We will subsequently reimburse our administrator for such amounts paid on our behalf.

License Agreement

We have entered into a license agreement with MCC Advisors under which MCC Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Medley Capital”. Under this agreement, we will have a right to use the “Medley Capital” name for so long as MCC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Medley Capital” name. This license agreement will remain in effect for so long as the investment management agreement with MCC Advisors is in effect.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith under the direction of our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with senior management;

•	investments for which market quotations are not readily available will be valued by independent valuation firms, one third per quarter on a rotating quarterly basis on non fiscal year-end quarters, such that each of these investments will be valued by independent valuation firms at least twice per annum when combined with the annual review of all of the investments by independent valuation firms;

•	review management’s preliminary valuations and their own independent assessment;

•	the audit committee of our board of directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms; and

•	our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

In September 2006, the Financial Accounting Standards Board, or FASB, issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, or FAS 157. FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with Generally Accepted Accounting Principles in the United Sates, or GAAP, and expands disclosures about fair value measurements.

FAS 157 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls will be determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

The changes to generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, framework for measuring fair value and the expanded disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by other standards. In accordance with FAS 157, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Determinations in Connection with Offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making such determination:

•	the NAV of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

•	our management’s assessment of whether any material change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our common stock and ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between the NAV of our common stock most recently disclosed by us and our management’s assessment of any material change in the NAV of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the NAV of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act. As discussed under “The Adviser — Investment Management Agreement”, we have agreed, pursuant to the terms of the investment management agreement, subject to the receipt of SEC exemptive relief and any required approval by our stockholders, to pay 50% of the net after-tax incentive fee to the Adviser in the form of shares of our common stock at the then current market price, which may be at a price below the NAV.

DIVIDEND REINVESTMENT PLAN

We are adopting an “opt out” dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock, rather than receiving cash dividends.

No action is required on the part of a stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the transfer agent and plan administrator, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to NAV. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by either (i) the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the valuation date, which date shall be as close as practicable to the dividend payment date for such dividend, in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the plan administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below NAV. Market price per share on that date will be the closing price for such shares on the New York Stock Exchange or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

In addition, while the example assumes reinvestment of all cash dividends and other cash distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by either (i) the market price per share of our common stock at the close of trading on the valuation date for the distribution in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below NAV.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $      transaction fee plus a $      per share brokerage commission from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at the address below.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the Plan Administrator’s Interactive Voice Response System at (888) 777-0324.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF SHARES

General

Under the terms of our certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $0.001 per share, of which          shares were outstanding as of          , 2010, and 100,000,000 shares of preferred stock, par value $0.001 per share, of which no shares were outstanding as of          , 2010. There is currently no market for our common stock, and we can offer no assurance that a market for our shares will develop in the future. Our common stock have been approved for listing on the New York Stock Exchange under the ticker symbol “MCC”, subject to notice of issuance.

Common Stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred Stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware Law and Certain Charter and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions (including an exception for our Adviser and certain of its affiliates), an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our certificate of incorporation and bylaws provide that:

•	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and

•	subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our board of directors, Chairman, Vice Chairman, Chief Executive Officer or President.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66 2/3% of the total number of authorized directors subject to certain exceptions, including provisions relating to the size of our board, and certain actions requiring board approval, which provisions will require the vote of 75% of our board of directors to be amended. The affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our bylaws.

Limitations of Liability and Indemnification

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-Takeover Provisions

Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our board of directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. One of these provisions is that our board of directors will be divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors. A director may be removed from office by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

In addition, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of our voting securities.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan or rights offering in which the holder does not increase its percentage of voting securities; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to an open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation, to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend any of the provisions discussed herein, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series of our shares, voting separately as a class or series, unless such amendment has been approved by at least 80% of our directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) shall be required. If approved in the foregoing manner, our conversion to an open-end investment company could not occur until 90 days after the stockholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all stockholders. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our board of directors would vote to convert us to an open-end fund.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our board of directors has determined that provisions with respect to the board of directors and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of stockholders generally. Reference should be made to our certificate of incorporation on file with the SEC for the full text of these provisions.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering,          shares of our common stock will be outstanding, assuming no exercise of the underwriters’ option to purchase additional shares. Of these shares,          shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The remaining outstanding shares of common stock that are not sold in this offering, or           shares, will be deemed “restricted securities” as that term is defined under Rule 144. Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under the Securities Act, such as under Rule 144 under the Securities Act, which are summarized below.

In general, under Rule 144 under the Securities Act, as currently in effect , a person who is not one of our affiliates at any time during the three months preceding a sale, and who has beneficially owned shares of our common stock for at least six months would be entitled to sell an unlimited number of shares of our common stock provided current public information about us is available and, after one year, an unlimited number of shares of our common stock without restriction. Our affiliates who have beneficially owned shares of our common stock for at least six months are entitled to sell within any three-month period a number of shares that does not exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by our affiliates also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us.

No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See “Risks — Risks relating to this offering”.

Lock-Up Agreements

During the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, we, MCC Advisors, the Principals of MCC Advisors, our officers and directors and our other stockholders have agreed with Goldman Sachs & Co., subject to certain exceptions, not to:

(1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of our common stock or any securities convertible into or exercisable or exchangeable for common stock, whether now owned or hereafter acquired, or

(2) enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any common stock or any securities convertible into or exercisable or exchangeable for any common stock.

Moreover, the 180-day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the 180-day restricted period the company issues an earnings release or announces material news or a material event; or (2) prior to the expiration of the 180-day restricted period, the company announces that it will release earnings results during the 15-day period following the last day of the 180-day period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event unless Goldman Sachs & Co. waives in writing, such extension.

REGULATION

We intend to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons”, as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our investment policies are fundamental and any may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

•	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•	is not an investment company (other than a small business investment company wholly owned by the Company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

•	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

•	Securities of any eligible portfolio company which we control.

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Regulation — Qualifying assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets”, as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, certain diversification tests in order to qualify as a RIC for federal income tax purposes will typically require us to limit the amount we invest with any one counterparty. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we may be prohibited from making distributions to our stockholders or the repurchasing of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risks”.

Code of Ethics

We and MCC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to MCC Advisors. The Proxy Voting Policies and Procedures of MCC Advisors are set forth below. The guidelines are reviewed periodically by MCC Advisors and our independent directors, and, accordingly, are subject to change.

Introduction

MCC Advisors intends to register with the SEC as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, MCC Advisors will have fiduciary duties to us. As part of this duty, MCC Advisors recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. MCC Advisors’ Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

MCC Advisors evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and MCC Advisors will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

MCC Advisors also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If MCC Advisors has determined that management is generally socially responsible, MCC Advisors will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. MCC Advisors will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. MCC Advisors typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, MCC Advisors believes stability and continuity promote profitability. MCC Advisors’ guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

MCC Advisors has engaged a third-party service provider to assist it in the voting of proxies. This third-party service provider makes recommendations to MCC Advisors, based on its guidelines, as to how our votes should be cast. These recommendations are then reviewed by MCC Advisors’ employees, one of whom must approve the proxy vote in writing and return such written approval to our administrator’s operations group. If a vote may involve a material conflict of interest, prior to approving such vote, MCC Advisors must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, MCC Advisors’ employees shall vote the proxy in accordance with MCC Advisors’ proxy voting policy.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

Chief Compliance Officer
Medley Capital Corporation
375 Park Avenue, Suite 3304
New York, NY 10152

Other

We are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, issue and sell our common stock, at a price below the current NAV of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current NAV of the common stock if our board of directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities. As discussed under “The Adviser — Investment Management Agreement”, we have agreed, pursuant to the terms of the investment management agreement, if we receive SEC exemptive relief, as to which there can be no assurance, and any required approval by our stockholders, to pay 50% of the net after-tax incentive fee to the Adviser in the form of shares of our common stock at the then current market price, which may be at a price below the NAV. See “Risks — Risks relating to this offering — Our ability to pay 50% of the net after-tax incentive fee to the Adviser in shares of our common stock is contingent on our receipt of exemptive relief from the SEC.”

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and MCC Advisors are adopting and implementing written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and MCC Advisors have designated an interim chief compliance officer to be responsible for administering the policies and procedures.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, MCC Advisors will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. MCC Advisors does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While MCC Advisors generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, MCC Advisors may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if MCC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

TAX MATTERS

The following is a general discussion of the provisions of the Code and the Treasury regulations in effect as they directly govern our federal income tax treatment and the federal income taxation of our stockholders. These provisions are subject to differing interpretations and change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common shares in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. This discussion assumes that the stockholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. This summary also does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. No ruling has been or will be sought from the Internal Revenue Service, which we refer to as the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. Stockholders are urged to consult their own tax advisors to determine the U.S. federal, state, local and foreign tax consequences to them of investing in our shares.

For purposes of this discussion, a “U.S. stockholder” (or in this section, a “stockholder”) is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes (1) an individual who is a citizen or resident of the U.S., (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are not U.S. stockholders should refer to “Non-U.S. Stockholders” below and are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

Taxation of the Company

We intend to elect and to qualify to be taxed as a RIC under Subchapter M of the Code. To qualify as a RIC, we must, among other things, (a) qualify to be treated as a business development company under the 1940 Act at all times during each taxable year; (b) derive in each taxable year at least 90 percent of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”); and (c) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50 percent of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than five percent of the value of our total assets and not more than 10 percent of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25 percent of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs. We may generate certain income that might not qualify as qualifying income for purposes of the 90% annual gross income requirement described above.

As a RIC, in any fiscal year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

(1) at least 98 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

(2) at least 98 percent of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

(3) income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”).

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the four percent federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If we use debt financing, we may be prevented by financial covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from satisfying the Annual Distribution Requirement, and, therefore, may jeopardize our qualification for taxation as a RIC, or subject us to the 4% federal excise tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions generally will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

Company Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification as a RIC.

Investments we make in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we will generally be required to accrue daily as income a portion of the discount and to distribute such income each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. In that case, our yield on those securities would be decreased. We do not expect to satisfy the requirements necessary to pass through to our stockholders their share of the foreign taxes paid by us.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. See “— Taxation of the Company” above.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions we pay to you from our net ordinary income or from an excess of realized net short-term capital gains over realized net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of realized net long-term capital gains over realized net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains if they have been properly designated by us, regardless of the length of time you have owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). The maximum U.S. federal tax rate on long-term capital gains of individuals is generally 15 percent (5 percent for individuals in lower brackets) for such gains realized on or before December 31, 2010. For non-corporate taxpayers, ordinary income dividends will currently be taxed at a maximum rate of 35 percent, while capital gain dividends generally will be currently taxed at a maximum U.S. federal income tax rate of 15 percent. For corporate taxpayers, both ordinary income dividends and capital gain dividends are currently taxed at a maximum U.S. federal income tax rate of 35 percent. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Present law also taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years, subject to certain limitations, as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years. Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year.

In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gains and (ii) the stockholder’s proportionate share of the corporate tax paid by us.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

As a RIC, we will be subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders and this may affect the U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

A stockholder will generally recognize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the stockholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

Backup Withholding.  We are required in certain circumstances to backup withhold on taxable dividends or distributions and certain other payments paid to non-corporate stockholders who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Reportable Transactions Reporting.  If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Stockholders

The following discussion only applies to non-U.S. stockholders. A “non-U.S. stockholder” is a holder that is not a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our shares.

Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

Under a provision that expired for taxable years beginning after December 31, 2009, properly designated dividends received by a non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). If such provision is renewed by the U.S. Congress, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts. As discussed above, this exemption from withholding for interest-related and short term capital gain dividends has expired for tax years beginning after December 31, 2009. It is unclear whether such exemption will be renewed and, even if renewed, it may again be subject to expiration.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder or, in the case of an individual, such individual is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30%

rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.

Backup Withholding.  A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

Recently proposed legislation would limit the ability of non-U.S. investors to claim relief from U.S. withholding tax with respect to dividends paid on the shares, if such investors hold the shares through a non-U.S. intermediary that is not a “qualified intermediary”. Proposed legislation also would limit the ability of certain non-U.S. entities to claim relief from U.S. withholding tax in respect of dividends paid to such non-U.S. entities unless those entities have provided documentation of their beneficial owners to the withholding agent. Another proposal would impose a 20% withholding tax on the gross proceeds of the sale of shares effected through a non-U.S. intermediary that is not a qualified intermediary and that is not located in a jurisdiction with which the United States has a comprehensive income tax treaty having a satisfactory exchange of information provision. A non-U.S. investor generally would be permitted to claim a refund to the extent any tax withheld exceeded the investor’s actual tax liability. It is unclear whether, or in what form, these proposals may be enacted. Non-U.S. stockholders are encouraged to consult with their tax advisors regarding the possible implications of these proposals on their investment in respect of the shares of our common stock.

Foreign Account Tax Compliance Act

Legislation was enacted on March 18, 2010 that will, effective for payments made after December 31, 2012, impose a 30% U.S. withholding tax on dividends paid by U.S. issuers and on the gross proceeds from the disposition of stock paid to a foreign financial institution, unless such institution enters into an agreement with the U.S. Treasury Department (“Treasury”) to collect and provide to Treasury substantial information regarding U.S. account holders, including certain account holders that are foreign entities with U.S. owners, with such institution. The legislation also generally imposes a withholding tax of 30% on dividends paid by U.S. issuers and on the gross proceeds from the disposition of stock paid to a non-financial foreign entity unless such entity provides the withholding agent with a certification that it does not have any substantial U.S. owners or a certification identifying the direct and indirect substantial U.S. owners of the entity. Under certain circumstances, a holder may be eligible for refunds or credits of such taxes. Investors are urged to consult with their own tax advisors regarding the possible implications of this recently enacted legislation on their investment in shares of our common stock.

UNDERWRITING

The company and the underwriters named below have entered into an underwriting agreement with respect to the shares being offered, except for those being sold directly by us as described below. Subject to certain conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table. Goldman, Sachs & Co. is the representatives of the underwriters.

Number
Underwriters	of Shares

Goldman, Sachs & Co.

Total

The underwriters are committed to take and pay for all of the shares being offered, if any are taken, other than the shares being sold directly by us and those covered by the option described below unless and until this option is exercised.

If the underwriters sell more shares than the total number set forth in the table above, the underwriters have an option to buy up to an additional           shares from the company. They may exercise that option for 30 days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

The following table shows the per share and total underwriting discounts and commissions to be paid to the underwriters by the company. Such amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase           additional shares.

	No Exercise	Full Exercise

Per Share	$	$
Total	$	$

Shares sold by the underwriters to the public will initially be offered at the initial public offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $      per share from the initial public offering price. If all the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms. The offering of the shares by the underwriters is subject to receipt and acceptance and subject to the underwriters’ right to reject any order in whole or in part.

We are concurrently offering shares of our common stock at the initial public offering price directly to MCC Advisors and some of its employees pursuant to this prospectus. Since these shares are being sold directly by us and not through the underwriters, no underwriting discount or commission will be paid to the underwriters for shares purchased by MCC Advisors and these employees. Consequently, the entire amount of the proceeds from such sales will be paid directly to us.

We, MCC Advisors, the Principals of MCC Advisors, our officers, directors, and holders of substantially all of our common stock, have agreed with the underwriters, subject to certain exceptions, not to dispose of or hedge any of their common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, except with the prior written consent of Goldman Sachs. See “Shares Eligible for Future Sale” for a discussion of certain transfer restrictions.

The 180-day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the 180-day restricted period the company issues an earnings release or announces material news or a material event; or (2) prior to the expiration of the

180-day restricted period, the company announces that it will release earnings results during the 15-day period following the last day of the 180-day period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event unless Goldman Sachs & Co. waives in writing, such extension.

Prior to the offering, there has been no public market for the shares. The initial public offering price has been negotiated between the company and the representatives. Among the factors to be considered in determining the initial public offering price of the shares, in addition to prevailing market conditions, will be estimates of the business potential and earnings prospects of the company, an assessment of the company’s management and the consideration of the above factors in relation to market valuation of companies in related businesses.

Our shares of common stock have been approved for listing on the New York Stock Exchange under the symbol “MCC”, subject to notice of issuance. In order to meet one of the requirements for listing the common stock on the New York Stock Exchange, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial holders.

In connection with the offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Shorts sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares from the company in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. “Naked” short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of the company’s stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the New York Stock Exchange, in the over-the-counter market or otherwise.

European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the Relevant Implementation Date) it has not made and will not make an offer of shares to the public in that Relevant Member State prior to the publication of a prospectus in relation to the shares which has been approved by the competent authority in that Relevant Member

State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of shares to the public in that Relevant Member State at any time:

(a) to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

(b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

(c) to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the representatives for any such offer; or

(d) in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of shares to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

Each underwriter has represented and agreed that:

(a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the shares in circumstances in which Section 21(1) of the FSMA would not, if the Issuer was not an authorised person, apply to the Issuer; and

(b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares in, from or otherwise involving the United Kingdom.

The shares may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the shares are subscribed or purchased under Section 275 by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for six months after that corporation or that trust has acquired the shares under Section 275 except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.

The securities have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the Financial Instruments and Exchange Law) and each underwriter has agreed that it will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

The underwriters do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.

The company estimates that its share of the total expenses of the offering, excluding underwriting discounts and commissions, will be approximately $     .

The company has agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act of 1933.

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates may in the future perform, various financial advisory and investment banking services for the company, for which they received or will receive customary fees and expenses.

In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities and instruments. Such investment and securities activities may involve securities and instruments of the issuer.

The principal business address of Goldman, Sachs & Co. is 200 West Street, New York, NY 10282 and the principal business address of [          ] is [          ].

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon Corporation provides custodian services to us pursuant to a custodian services agreement. The principal business address of The Bank of New York Mellon Corporation is One Wall Street, New York, New York, 10286. American Stock Transfer & Trust Company provides transfer agency and distribution paying agency services to us under a transfer agency agreement and a distribution paying agent agreement, respectively. The address of American Stock Transfer & Trust Company is 59 Maiden Lane, New York, New York, 10038.

LEGAL MATTERS

Certain legal matters in connection with the common shares will be passed upon for us by Morrison & Foerster LLP, New York, New York, and for the underwriters by Sutherland Asbill & Brennan LLP, Washington, DC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Rothstein, Kass & Company, P.C., is our independent registered public accounting firm.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

Upon the completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

           Shares

Medley Capital Corporation

Common Stock

PROSPECTUS

Goldman, Sachs & Co.

[          ]

Through and including , 2010 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to a dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to an unsold allotment or subscription.

PART C

OTHER INFORMATION

Item 25.	Financial statements and exhibits

1.	Financial Statements
None
2.	Exhibits
(a)(1)	Certificate of Formation of Medley Capital BDC LLC(3)
(a)(2)	Certificate of Formation of MOF I BDC LLC(3)
(a)(3)	Certificate of Incorporation of Medley Capital Corporation(2)
(b)(1)	Limited Liability Company Agreement of Medley Capital BDC LLC(3)
(b)(2)	Limited Liability Company Agreement of MOF I BDC LLC(2)
(b)(3)	Form of By-Laws of Medley Capital Corporation(2)
(d)	Form of Specimen Certificate(2)
(e)	Form of Dividend Reinvestment Plan(3)
(g)	Form of Investment Management Agreement(3)
(h)	Form of Underwriting Agreement(2)
(j)(1)	Form of Custody Agreement(2)
(k)(1)	Form of Stock Transfer Agency Agreement(2)
(k)(2)	Form of Administration Agreement(3)
(k)(3)	License Agreement(3)
(k)(4)	Form of Registration Rights Agreement(2)
(l)	Opinion and Consent of Counsel to the Company(2)
(n)(1)	Consent of Thomson Reuters (Markets) LLC(1)
(n)(2)	Consent of Independent Registered Public Accounting Firm(2)
(n)(3)	Consent of Karin Hirtler-Garvey(3)
(n)(4)	Consent of John E. Mack(3)
(n)(5)	Consent of Joseph Schmuckler(3)
(r)(1)	Code of Ethics of Medley Capital Corporation(3)
(r)(2)	Code of Ethics of MCC Advisors LLC(3)

(1)	Previously filed

(2)	To be filed by amendment

(3)	Filed herewith

Item 26.	Marketing arrangements

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference. Reference is also made to the Form of Underwriting Agreement for the Registrant’s shares of common stock to be filed by amendment to this registration statement.

Item 27.	Other expenses of issuance and distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

SEC registration fee		$24,955
FINRA filing fee		$14,260
New York Stock Exchange listing fee		*
Printing (other than certificates)		*
Engraving and printing certificates		*
Accounting fees and expenses		*
Legal fees and expenses		*
Miscellaneous fees and expenses		*

Total	$

(*) To be furnished by amendment.

All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons controlled by or under common control with the registrant

None.

Item 29.	Number of holders of shares

The following table sets forth the approximate number of record holders of the Company’s common stock as of          , 2010:

Number of
Title of Class	Record Holders

Common Stock, $0.001 par value

Item 30.	Indemnification

The information contained under the heading “Description of Shares” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31.	Business and other connections of investment adviser

A description of any other business, profession, vocation or employment of a substantial nature in which MCC Advisors, and each managing director, director or executive officer of MCC Advisors, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “The Adviser”. Additional information regarding MCC Advisors and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-71515), and is incorporated herein by reference.

Item 32.	Location of accounts and records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, 375 Park Avenue, Suite 3304, New York, NY 10152, and at the offices of the Registrant’s Custodian, The Bank of New York Mellon Corporation, and Transfer Agent, American Stock Transfer & Trust Company.

Item 33.	Management services

Not Applicable.

Item 34.	Undertakings

(1) The Registrant hereby undertakes to suspend the offering of its common stock until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the NAV declines more than 10 percent from its NAV as of the effective date of the Registration Statement or (b) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5)(a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 9th day of June, 2010.

MEDLEY CAPITAL BDC LLC

By:	/s/ Brook Taube
Name:     Brook Taube

Title:	Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on June 9, 2010. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Name	Title

/s/ Brook Taube Brook Taube	Chief Executive Officer and Director (Principal Executive Officer)

/s/ Brian Cavanaugh Brian Cavanaugh	Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

1.	Financial Statements
None
2.	Exhibits
(a)(1)	Certificate of Formation of Medley Capital BDC LLC(3)
(a)(2)	Certificate of Formation of MOF I BDC LLC(3)
(a)(3)	Certificate of Incorporation of Medley Capital Corporation(2)
(b)(1)	Limited Liability Company Agreement of Medley Capital BDC LLC(3)
(b)(2)	Limited Liability Company Agreement of MOF I BDC LLC(2)
(b)(3)	Form of By-Laws of Medley Capital Corporation(2)
(d)	Form of Specimen Certificate(2)
(e)	Form of Dividend Reinvestment Plan(3)
(g)	Form of Investment Management Agreement(3)
(h)	Form of Underwriting Agreement(2)
(j)(1)	Form of Custody Agreement(2)
(k)(1)	Form of Stock Transfer Agency Agreement(2)
(k)(2)	Form of Administration Agreement(3)
(k)(3)	License Agreement(3)
(k)(4)	Form of Registration Rights Agreement(2)
(l)	Opinion and Consent of Counsel to the Company(2)
(n)(1)	Consent of Thomson Reuters (Markets) LLC(1)
(n)(2)	Consent of Independent Registered Public Accounting Firm(2)
(n)(3)	Consent of Karin Hirtler-Garvey(3)
(n)(4)	Consent of John E. Mack(3)
(n)(5)	Consent of Joseph Schmuckler(3)
(r)(1)	Code of Ethics of Medley Capital Corporation(3)
(r)(2)	Code of Ethics of MCC Advisors LLC(3)

(1)	Previously filed

(2)	To be filed by amendment

(3)	Filed herewith